UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dine Brands Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2022 Annual Meeting and Proxy Statement

2022 PROXY STATEMENT

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

March 30, 2022

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of Dine Brands Global, Inc., which will be held on Thursday, May 12, 2022, at 8:00 a.m., Local Time, at Essex House, 160 Central Park S, New York, NY 10019. At this year’s Annual Meeting, you will be asked to: (i) elect the ten directors identified in this proxy statement; (ii) ratify the appointment of Ernst & Young LLP as our independent auditor for 2022; (iii) approve, on an advisory basis, the compensation of our named executive officers; (iv) approve an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder; (v) consider a stockholder proposal requesting that we produce a report on the feasibility of increasing tipped workers’ wages; and (vi) consider a stockholder proposal requesting that we produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement.

We urge you to review carefully the proxy materials and to vote: (i) FOR the election of each of the directors identified in this proxy statement; (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor; (iii) FOR the approval, on an advisory basis, of the compensation of our named executive officers; (iv) FOR the amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder; (v) AGAINST the stockholder proposal requesting that we produce a report on the feasibility of increasing tipped workers’ wages; and (vi) AGAINST the stockholder proposal requesting that we produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Thank you for your continued support of and interest in Dine Brands Global, Inc. We look forward to seeing you on May 12th.

Sincerely yours,

Richard J. Dahl	John W. Peyton
Chairman of the Board of Directors	Chief Executive Officer

2022 PROXY STATEMENT

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2022

March 30, 2022

To the Stockholders of Dine Brands Global, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), will be held at Essex House, 160 Central Park S, New York, NY 10019, on Thursday, May 12, 2022, at 8:00 a.m., Local Time, for the following purposes as more fully described in the accompanying proxy statement:

(1)	To elect the ten directors identified in the proxy statement;

(2)	To ratify the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022;

(3)	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers;

(4)	To approve an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder;

(5)	To vote on a stockholder proposal to produce a report on the feasibility of increasing tipped workers’ wages; and

(6)

To vote on a stockholder proposal to produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Only stockholders of record at the close of business on March 16, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Christine K. Son

Senior Vice President, Legal, General Counsel and Secretary

2022 PROXY STATEMENT

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders

of Dine Brands Global, Inc.

to be Held on May 12, 2022

The notice of the Annual Meeting, proxy statement, 2021 annual report to stockholders and the means to vote by Internet are available at www.envisionreports.com/DIN.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating, and returning the proxy card. If you did not receive a paper copy of the proxy statement with the proxy card and would like to vote by proxy card, please refer to the instructions on requesting a paper copy of these materials in this proxy statement. All stockholders are cordially invited to attend the Annual Meeting. If you attend the Annual Meeting, you may vote during the meeting if you wish, even if you have previously voted by another method.

2022 PROXY STATEMENT

Page

Equity Compensation Plan Information	51

Compensation Committee Interlocks and Insider Participation	52

Information about our Executive Officers	53

Audit-Related Matters	54

Report of the Audit and Finance Committee	54

Independent Auditor Fees	55

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor	56

Matters to Be Voted Upon at the Annual Meeting	57

PROPOSAL ONE: ELECTION OF DIRECTORS	57

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2022 FISCAL YEAR	59

PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS	60

PROPOSAL FOUR: THE APPROVAL OF AN AMENDMENT TO THE DINE BRANDS GLOBAL, INC. 2019 STOCK INCENTIVE PLAN	60

PROPOSAL FIVE: A STOCKHOLDER PROPOSAL REQUESTING THAT THE CORPORATION PRODUCE A REPORT ON THE FEASIBILITY OF INCREASING TIPPED WORKERS’ WAGES	67

PROPOSAL SIX: A STOCKHOLDER PROPOSAL TO PRODUCE A REPORT RELATING TO THE WAYS IN WHICH THE CORPORATION RECONCILES DISPARITIES BETWEEN ITS PUBLISHED ESG STANDARDS AND THE IMPLEMENTATION OF THOSE STANDARDS, INCLUDING WITH RESPECT TO THE USE OF GESTATION CRATES IN ITS PORK SUPPLY	69

Proposals of Stockholders	72

Householding of Proxy Materials	73

Other Business	74

Appendix A	A-1

Reconciliation of Non-GAAP Financial Measures	A-1

Appendix B	B-1

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2022 PROXY STATEMENT
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Dine Brands Global, Inc. (the “Corporation”) has made these materials available to you on the Internet and by mail in connection with the Corporation’s solicitation of proxies for use at the 2022 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, May 12, 2022, at 8:00 a.m., Local Time, and at any adjournment or postponement thereof. These materials were first sent or made available to stockholders on March 30, 2022. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at Essex House, 160 Central Park S, New York, NY 10019.

Q: What is included in these materials?

A: These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Corporation’s 2021 annual report to stockholders, which contains the annual report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022.

Q: What items will be voted on at the Annual Meeting?

A: The Board of Directors is requesting that stockholders vote on the following six proposals at the Annual Meeting:

Proposal One: The election of the ten directors identified in this proxy statement.

Proposal Two: The ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022.

Proposal Three: The approval, on an advisory basis, of the compensation of the Corporation’s named executive officers.

Proposal Four: The approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder.

Proposal Five: A stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages.

Proposal Six: A stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Q: What are the voting recommendations of the Board of Directors?

A: The Board of Directors recommends that you vote your shares:

•	“FOR” the ten individuals nominated to serve as directors;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022;

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2022 PROXY STATEMENT
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers;

•	“FOR” the approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder;

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages; and

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Q: Who is entitled to vote?

A: Only stockholders of record at the close of business on March 16, 2022 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 16,851,741 shares of common stock, par value $.01 per share (the “Common Stock”) outstanding. The holders of Common Stock are entitled to one vote per share. Stockholders of record of the Common Stock may vote their shares either at the Annual Meeting or by proxy.

Q: What constitutes a “quorum”?

A: A quorum is necessary to hold a valid meeting of stockholders. A quorum exists if the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the meeting or represented by proxy.

Q: How do I cast my vote?

A: There are four ways to vote:

•	By Internet. To vote by Internet, go to www.envisionreports.com/DIN. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 11, 2022. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in “street name,” please refer to the
Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for Internet voting instructions.

•	By Telephone. To vote by telephone, registered stockholders should dial 800-652-VOTE (8683) and follow the instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time, May 11, 2022. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in street name, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for telephone voting instructions.

•	By Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. Stockholders are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are ultimately unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

•	At the Annual Meeting. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of the Corporation’s website at http://www.dinebrands.com.

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PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by 11:59 p.m., Eastern Time on May 11, 2022.

Q: What happens if I do not give specific voting instructions?

A: If you do not give specific voting instructions, the following will apply:

Stockholders of Record. If you are a stockholder of record and properly sign and return a proxy card, but do not give specific voting instructions for each proposal, then the proxy holders will vote your shares as follows:

•	“FOR” the ten individuals nominated to serve as directors;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers;

•	“FOR” the approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder;

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages; and

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the organization that holds your shares may generally vote on routine matters in its discretion (such as Proposal Two—ratification of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ended December 31, 2022) but cannot vote on non-routine matters (such as Proposal One and Proposals Three through Six). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the tabulator of votes that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote” and will have no impact on the voting results of such proposal. Accordingly, stockholders are urged to give their broker or bank instructions on voting their shares on all matters.

Q: How will my stock be voted on other business brought up at the Annual Meeting?

A: By signing and submitting your proxy card or voting your shares on the Internet or by telephone, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this proxy statement, the Corporation does not know of any other business to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you can change your vote at any time before it is voted at the Annual Meeting by entering a new vote using the Internet or telephone, by submitting a later-dated proxy card or by voting by ballot at the Annual Meeting. You may also revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Corporation or you can revoke your proxy by voting during the Annual Meeting. If you hold shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you register to attend the Annual Meeting and obtain a legal proxy from your broker or other nominee authorizing you to vote the shares.

Q: What vote is necessary to pass the items of business at the Annual Meeting?

A: Assuming a quorum is present at the Annual Meeting, the ten director nominees identified in this proxy statement will be elected if they receive a majority of the votes cast. This means that the individuals nominated for election to the Board of Directors (Proposal One) will be elected if the votes cast “FOR” such nominee’s election exceed the number of votes cast “AGAINST” such nominee’s election. Abstentions and broker non-votes have no effect on the proposal for the election of directors. Any nominee for director who receives a greater number of votes cast “AGAINST” his or her election than votes cast “FOR” such election is required to tender his or her resignation to the Nominating and Corporate Governance

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PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Committee of the Board of Directors within 15 days of the certification of the stockholder vote at the Annual Meeting. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the tendered resignation, and the Board of Directors will act on such recommendation within 90 days of the certification of the stockholder vote at the Annual Meeting.

The affirmative vote of a majority of the voting power of the stock present or represented by proxy and entitled to vote on the proposal is required to approve Proposal Two; the ratification of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022; Proposal Three, the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers; Proposal Four, the approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder; Proposal Five, the stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages; and Proposal Six, the stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply. If you abstain from voting on these matters, the abstention will have the same effect as a vote against that proposal. Broker non-votes, if any, will have no effect on the outcome of the proposals.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: Pursuant to rules adopted by the SEC, the Corporation has elected to provide access to its proxy materials via the Internet. Accordingly, the Corporation mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to its stockholders on March 30, 2022. The Notice contains instructions on how to access the Corporation’s proxy materials, including this proxy statement and the Corporation’s 2021 annual report to stockholders. The Notice also contains instructions on how to vote. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or electronically by email. The Corporation encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials on an ongoing basis, please follow the instructions included in the Notice. If you have previously elected to receive the Corporation’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q: What are the costs of this proxy solicitation and who will bear them?

A: The Corporation will bear the expense of printing, mailing, and distributing these proxy materials and soliciting votes. In addition to using the mail, the Corporation’s directors, officers, employees, and agents may solicit proxies by personal interview, telephone, or otherwise, although they will not be paid any additional compensation. The Corporation will request brokers and nominees who hold shares of the Corporation’s Common Stock in their names to furnish proxy materials to beneficial owners of the shares. The Corporation will reimburse such brokers and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to such beneficial owners.

Q: Who will count the votes?

A: A representative of Computershare, transfer agent for the Corporation, will count the votes and will serve as the independent inspector of elections for the Annual Meeting.

Additional Information

The Corporate Governance section of the Dine Brands Global, Inc. website provides up-to-date information about the Corporation’s corporate governance policies and practices. In addition, the Investors section of the website includes links to the Corporation’s filings with the SEC, news releases, and investor presentations by management. Please note that information contained on the Corporation’s website does not constitute part of this proxy statement. You may also obtain a copy of our periodic filings from the SEC’s EDGAR database at www.sec.gov.

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2022 PROXY STATEMENT
IMPORTANT NOTE

IMPORTANT NOTE

You should rely only on the information contained in this proxy statement to vote on the proposals at the Annual Meeting. The Corporation has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 30, 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise herein, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Current Board of Directors

The Corporation’s Restated Certificate of Incorporation provides that all directors will stand for election annually. There are currently 11 members of the Board of Directors:

Howard M. Berk
Daniel J. Brestle
Susan M. Collyns
Richard J. Dahl
Michael C. Hyter
Larry A. Kay
Caroline W. Nahas
Douglas M. Pasquale
John W. Peyton
Martha C. Poulter
Lilian C. Tomovich

Daniel J. Brestle, currently a director, is not standing for re-election and will be retiring from the Board of Directors as of the Annual Meeting. Effective as of the Annual Meeting, the size of the Board will be reduced to 10 members.

Martha C. Poulter was appointed as a director effective September 1, 2021. Ms. Poulter was identified as a candidate to serve as a director by an independent board search consulting firm.

The business and affairs of the Corporation are managed under the direction of the Board of Directors. It is management’s responsibility to formalize, propose and implement strategic choices and it is the Board of Directors’ role to approve strategic direction and evaluate strategic results, including both the performance of the Corporation and the performance of the Chief Executive Officer.

Board Leadership Structure

The Corporation’s Amended and Restated Bylaws require the Chairman of the Board of Directors to be elected from the independent members of the Board of Directors as determined by the NYSE listing standards. Mr. Dahl has served as the independent Chairman of the Board of Directors since September 2017.

The Board of Directors believes the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer allows the Chief Executive Officer to focus on managing the daily operations of the business and enhances the Board of Directors’ independence from management, thus leading to better monitoring and oversight of management. The Board of Directors believes this structure best serves the interests of the Corporation and its stockholders.

The Corporation’s Corporate Governance Guidelines outline the responsibilities of the Chairman of the Board of Directors. Amongst other responsibilities, the duties of the Chairman of the Board of Directors include:

•	leading and overseeing the Board of Directors;

•	presiding at Board of Directors meetings and the annual meeting of stockholders;

•	developing the agenda for Board of Directors meetings in consultation with the Chief Executive Officer;

•	working with the Nominating and Corporate Governance Committee to oversee the annual evaluations of the Board of Directors;

•

serving as the principal liaison between the independent directors and the Chief Executive Officer and other members of management, provided that the Board of Directors also has full and unfettered access to the Chief Executive Officer and management;

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

•	advising and serving as a partner to the Chief Executive Officer;

•

after reviewing with the Board of Directors, conducting the Chief Executive Officer’s annual performance review with the Chair of the Nominating and Corporate Governance Committee and conducting the Chief Executive Officer’s annual compensation discussion with the Chair of the Compensation Committee;

•	calling special meetings of stockholders and the Board of Directors as the Chairman of the Board of Directors deems appropriate;

•	meeting with the Chair of each committee in the first quarter of each year to discuss and set such committee’s goals and priorities for the year following the annual meeting of stockholders; and

•	serving as an advisor to management on investor relations matters as necessary and appropriate.

The Role of the Board of Directors in Risk Oversight

The Board of Directors and each of its committees have an active role in overseeing management of the Corporation’s risks. The Board of Directors regularly reviews information regarding the Corporation’s strategic, financial and operational risks and believes that evaluating how the executive team manages the various risks confronting the Corporation is one of its most important areas of oversight.

In carrying out this critical responsibility, the Board of Directors has established an Enterprise Risk Management Council consisting of our Chief Executive Officer, key members of the brand business units, risk management, quality assurance, legal, finance and internal audit functions within the Corporation. The Enterprise Risk Management Council assists the Board of Directors with the identification, assessment, management, and monitoring of risks inherent to the business of the Corporation and with risk management decisions pertaining to the Corporation’s practices and activities. The Enterprise Risk Management Council is led by the Corporation’s Executive Director of Risk Management, who reports regularly to the Audit Committee and the Board of Directors.

The Audit Committee assists the Board of Directors with oversight of the Corporation’s policies with respect to risk assessment and risk management. In addition, the Audit Committee oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting, food safety, quality assurance and cybersecurity. The Audit Committee assists the Board of Directors and the Chief Executive Officer in its oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance, qualifications, and independence of the Corporation’s independent auditor and the performance of the Corporation’s internal audit function. The Audit Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the Corporation’s internal audit function assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Compensation Committee and the Nominating and Corporate Governance Committee also oversee risks within their respective areas of responsibility. The Compensation Committee oversees the management of risks relating to the Corporation’s compensation policies and practices. The Nominating and Corporate Governance Committee oversees the management of risks associated with the Board of Directors’ organization, membership and structure, corporate governance, the independence of members of the Board of Directors and assessment of the performance and effectiveness of each member of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management updates about such risks.

The Role of the Board of Directors in ESG Oversight

The Board of Directors and each of its committees have an active role in overseeing the Corporation’s environmental, social, and governance strategy and risks. To assist the Board of Directors in carrying out this responsibility, the Corporation has established a management ESG Task Force, which is a cross-functional team consisting of members from the following functional areas: quality assurance, architecture and design, human resources, legal, risk management, finance,

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CORPORATE GOVERNANCE

communications, brands, and international. Our management ESG Task Force also frequently engages and collaborates with our purchasing cooperative, an independent third-party entity. The Board of Directors receives regular reports from our management ESG Task Force.

The Nominating and Corporate Governance Committee reviews and oversees the Corporation’s actions on issues related to corporate social responsibility, sustainability, philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen, as well as our political activities and contributions and other public policy issues. The Compensation Committee oversees and monitors progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion. The Audit Committee reviews risk assessments from management with respect to food safety and quality assurance and cybersecurity.

Director Independence

The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board of Directors has had a majority of independent directors since the Corporation went public in 1991.

Under the NYSE rules, a director qualifies as “independent” if the Board of Directors affirmatively determines that he or she has no material relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Corporation). Based upon a review of the directors’ backgrounds and business activities, the Board of Directors has affirmatively determined that directors Howard M. Berk, Daniel J. Brestle, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale, Martha C. Poulter, and Lilian C. Tomovich have no material relationships (other than service as a director on the Board of Directors) with the Corporation and therefore that they each qualify as independent. In addition, Gilbert T. Ray, who served as a director for a portion of 2021, was considered independent.

In making its determination for Mr. Berk, Mr. Hyter, Ms. Nahas, and Ms. Tomovich, the Board of Directors specifically considered, amongst other factors, the following:

•	Mr. Berk’s position as a Senior Advisor of MSD Capital, L.P. and the fact that MSD Capital, L.P. may be deemed to beneficially own 740,545 shares of the Corporation’s Common Stock.

•

Mr. Hyter’s former position as the Chief Diversity Officer of Korn/Ferry International (“Korn/Ferry”) and the Corporation’s engagement of Korn/Ferry to provide sensitivity and inclusion training for the Corporation’s employees, franchisees, and the Board of Directors as well as customized training materials for the Corporation’s future use. The Corporation paid Korn/Ferry a total of $24,640 in 2021 for such services. The Board of Directors considered the fact that Mr. Hyter did not have any direct or indirect involvement with the Corporation’s consideration or selection of Korn/Ferry. Additionally, the Board of Directors does not believe Mr. Hyter had a material direct or indirect interest in the engagement or the services to be provided.

•

Ms. Nahas’ former position as the Vice Chair of Korn/Ferry, her current position as Senior Advisor of Korn/Ferry, and the Corporation’s engagement of Korn/Ferry to provide sensitivity and inclusion training for the Corporation’s employees, franchisees, and the Board of Directors as well as customized training materials for the Corporation’s future use. The Corporation paid Korn/Ferry a total of $24,640 in 2021 for such services. The Board of Directors considered the fact that Ms. Nahas did not have any direct or indirect involvement with the Corporation’s consideration or selection of Korn/Ferry. Additionally, the Board of Directors does not believe Ms. Nahas has a material direct or indirect interest in the engagement or the services to be provided nor does the Board of Directors believe that such engagement impairs Ms. Nahas’ judgment regarding the Corporation’s executive compensation.

•

Ms. Tomovich’s position as Chief Marketing Officer of the Consumer Banking Division of Barclays Bank beginning in September 2021, and Barclays’ status as a lender under the Corporation’s whole business securitization financing structure completed in 2019. Aside from debt service payments and de minimis debt-related fees, the Corporation did not pay Barclays any amounts during 2021. The Board of Directors considered the facts that Ms. Tomovich works for the consumer bank at Barclays and not the investment bank, that Ms. Tomovich would recuse herself from any consideration of services to the Corporation by Barclays going forward, and that Ms. Tomovich’s compensation at Barclays is not affected by the Corporation’s transactions with Barclays. Additionally, the Board of Directors does not believe Ms. Tomovich has a material direct or indirect interest in the engagement or the services to be provided.

8

2022 PROXY STATEMENT
CORPORATE GOVERNANCE

John W. Peyton, the Corporation’s Chief Executive Officer, does not qualify as an independent director.

Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Board of Directors to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Board of Directors to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Corporation is in compliance with these requirements.

Codes of Conduct

The Corporation is committed to maintaining high standards of business conduct and corporate governance, which the Corporation considers essential to running its business efficiently, serving the Corporation’s stockholders well and maintaining the Corporation’s integrity in the marketplace. Accordingly, the Board of Directors has adopted a Global Code of Conduct, which applies to all directors, officers and employees of the Corporation. The Global Code of Conduct sets forth the fundamental principles and key policies that govern the way the Corporation conducts business, including workplace conduct, conflicts of interest, gifts and entertainment, political and community involvement, protection of corporate property, fair business practices, global relations and other laws and regulations applicable to the Corporation’s business.

In addition to the Global Code of Conduct, the Board of Directors has adopted a Code of Conduct for Non-Employee Directors, which serves as guidance to the Corporation’s non-employee directors on ethical issues including conflicts of interest, confidentiality, corporate opportunities, fair disclosure, protection and proper use of corporate assets, fair dealing, harassment and discrimination, and other laws and regulations applicable to the Corporation’s business.

The Board of Directors has also adopted the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. These individuals are expected to avoid actual or apparent conflicts between their personal and professional relationships and make full disclosure of any material transaction or relationship that could create or appear to create a conflict of interest to the General Counsel, who will inform and seek a determination from the Chair of the Audit Committee as to whether a conflict exists and the appropriate disposition of the matter. In addition, these individuals are expected to promote the corporate policy of making full, fair, accurate and understandable disclosure in all reports and documents filed with the SEC; report violations of the Code of Ethics to the General Counsel or the Chair of the Audit Committee; and request from the General Counsel any waivers of the Code of Ethics, which shall be publicly disclosed if required by applicable law.

Any waiver of any provision of the Global Code of Conduct or the Code of Ethics for Chief Executive Officer and Senior Financial Officers for any executive officer may be granted only by the Board of Directors. Any waiver of the Code of Conduct for Non-Employee Directors may be granted only by the disinterested directors of the Board of Directors or the Audit Committee, and any such waiver shall be promptly disclosed to the Corporation’s stockholders. The Board of Directors and the Audit Committee review whether such waivers are in the best interests of the Corporation and its stockholders, taking into account all relevant factors. In 2021, there were no waivers of (a) the Global Code of Conduct for executive officers, (b) the Code of Ethics for Chief Executive Officer and Senior Financial Officers, or (c) the Code of Conduct for Non-Employee Directors.

The Corporation also maintains an ethics hotline to allow any employee to express a concern or lodge a complaint, confidentially and anonymously, about any potential violation of the Corporation’s Global Code of Conduct.

Copies of the Global Code of Conduct, the Code of Conduct for Non-Employee Directors and the Code of Ethics for Chief Executive Officer and Senior Financial Officers can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the codes of conduct are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995- DINE. We will disclose any future substantive amendments to, or waivers granted to any officer from, the provisions of these ethics policies and standards on the Corporation’s website as promptly as practicable as may be required under applicable rules of the SEC or the NYSE.

Corporate Governance Guidelines

The Corporation has adopted corporate governance guidelines which can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the Corporation’s corporate governance guidelines are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Director Attendance at Meetings

Directors are expected to attend the Corporation’s Annual Meeting. All directors then in office attended the 2021 annual meeting of stockholders, which was held virtually by means of remote communication. The Board of Directors held six meetings during 2021. During 2021, each incumbent director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she served as a director.

Executive Sessions of Non-Management Directors

The NYSE rules require that the non-management directors of a listed company meet at regularly scheduled executive sessions without management. The Corporation’s non-management directors generally meet separately at regular meetings of the Board of Directors and committee meetings. The independent Chairman of the Board of Directors, Richard J. Dahl, presides during executive sessions of the Board of Directors.

Communications with the Board of Directors

Stockholders and other interested persons wishing to communicate directly with the Board of Directors, the Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group, may do so by sending written communications appropriately addressed to the following address:

Dine Brands Global, Inc.

(or a particular subgroup or individual director)

c/o Office of the Secretary

450 North Brand Boulevard, 7th Floor

Glendale, California 91203

Each written communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. The Board of Directors has designated the Secretary of the Corporation as its agent to receive and review communications addressed to the Board of Directors, Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group. The Office of the Secretary will initially receive and process communications to determine whether it is a proper communication for the Board of Directors. If the envelope containing a communication that a stockholder or other interested person wishes to be confidential is conspicuously marked “Confidential,” the Secretary of the Corporation will not open the communication prior to forwarding it to the appropriate individual(s). Generally, any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board of Directors, may not be forwarded.

Board of Directors Retirement Policy

The Corporation’s corporate governance guidelines provide that no person may stand for election to serve as a member of the Corporation’s Board of Directors if he or she shall have reached his or her 76th birthday. However, upon the recommendation of the Nominating and Corporate Governance Committee, and upon approval by the Board of Directors, a person who has reached his or her 76th birthday may be permitted to stand for election and, if elected, continue to serve on the Board of Directors. Exceptions to our retirement policy are expected to be reserved for special circumstances where the Board of Directors determines it is in the best interest of the Corporation and its stockholders to make such an exception.

Other Public Corporation Directorships

The Corporation’s corporate governance guidelines provide that directors should not serve on more than a total of four public corporation boards, inclusive of service on the Corporation’s Board of Directors. Directors who also serve as executives of the Corporation should not serve on more than a total of two public corporation boards, inclusive of service on the Corporation’s Board of Directors. The Nominating and Corporate Governance Committee has discretion to waive this guideline on a case-by-case basis if it determines that special circumstances warrant permitting a director to serve on more than the applicable number of public corporation boards allowed under the corporate governance guidelines.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Certain Relationships and Related Person Transactions

The Corporation’s Global Code of Conduct provides that executive officers who encounter a potential or actual conflict of interest must fully disclose all facts and circumstances to the Corporation’s General Counsel, who will inform and seek a determination from the Audit Committee as to whether a conflict exists and the appropriate disposition of the matter. The Corporation’s Code of Ethics for Chief Executive and Senior Financial Officers provides that no senior officer may enter into any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest unless the senior officer makes full disclosure of all facts and circumstances to, and obtains the prior written approval of, the General Counsel, the Chair of the Audit Committee of the Board of Directors and/or the Board of Directors. The Corporation’s Code of Conduct for Non-Employee Directors provides that any director who becomes aware of any situation that involves, or reasonably may appear to involve, a conflict of interest with the Corporation must promptly bring it to the attention of the Corporation’s General Counsel or to the Chair of the Audit Committee. The Nominating and Corporate Governance Committee considers conflicts of interest in evaluating director nominees.

The Board of Directors recognizes that transactions involving the Corporation and related parties present a heightened risk of conflicts of interest. The charter of the Audit Committee provides that it will review any related party transactions and, in doing so, consider the business rationale for the transaction and whether appropriate disclosures should be made. Since January 1, 2021, there were no transactions between the Corporation and any related party of the type or amount required to be disclosed under Item 404 of Regulation S-K.

Board of Directors Committees and Their Functions

The Board of Directors has three standing committees, each of which operates under a written charter approved by the Board of Directors: the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of these committees is an independent director in accordance with the NYSE listing standards and the applicable rules and regulations of the SEC.

The Audit Committee Charter, the Compensation Committee Charter, and the Nominating and Corporate Governance Committee Charter can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. Printed copies are also available at no charge upon request to the Secretary at Dine Brands Global, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

The chart below identifies directors who are members and chairs of each committee as of the date of this proxy statement, the principal functions of each committee and the number of meetings held by each committee during 2021. The Board of Directors believes that committee rotation fosters the sharing of new perspectives and enables directors with diverse skills and experiences to focus on different areas of oversight. The Nominating and Corporate Governance Committee regularly considers committee rotation and makes recommendations to the Board of Directors as appropriate.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Audit Committee Douglas M. Pasquale, Chair Howard M. Berk Susan M. Collyns Richard J. Dahl Michael C. Hyter Martha C. Poulter

•  Appoint and oversee the work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

•  Review and discuss annual audited financial statements and quarterly financial statements, as well as Form 10-Ks and Form 10-Qs. Review and discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

•  Discuss the Corporation’s policies with respect to risk assessment and risk management and review and evaluate the guidelines and policies developed and implemented by management with respect to risk assessment and risk management. Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including accounting, auditing, financial reporting and internal controls over financial reporting. Review and discuss with the Board of Directors, at least annually and at the Board of Directors’ request, issues relating to the assessment and mitigation of major financial risks affecting the Corporation.

Meetings in 2021	• Review risk assessments from management with respect to cybersecurity and oversee
Six Meetings

    the Corporation’s cybersecurity risk management processes. Review risk assessments from management with respect to food safety and quality assurance.

•  Review the scope, progress and results of the internal audit program, including significant findings and recommendations and management’s responses.

•  Review the Corporation’s program to monitor compliance with the Corporation’s Global Code of Conduct. Review any requests for waivers.

•  Review and discuss the Corporation’s information technology program and overall trends in technology.

•  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•  Review and approve all related party transactions (as defined under Item 404 of Regulation S-K and under the standards of the Public Company Accounting Oversight Board).

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Compensation Committee Howard M. Berk, Chair Daniel J. Brestle Caroline W. Nahas Lilian C. Tomovich

•  Review and approve the Corporation’s overall compensation philosophy and related compensation and benefits programs, policies and practices.

•  Review and recommend for approval by the Board of Directors equity incentive compensation and other stock-based plans.

•  Review and approve the performance goals and objectives for the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance in light of these performance goals and objectives in order to determine and approve the Chief Executive Officer’s compensation package. Based on recommendations from the Chief Executive Officer, evaluate the performance of the other executive officers of the Corporation (which shall be the Corporation’s Section 16 officers under applicable Securities and Exchange Commission rules) and approve the compensation for such executive officers.

Meetings in 2021	• Review and approve any changes to perquisites or other personal benefits provided
Six Meetings

    to executive officers of the Corporation.

•  Review and approve a peer group of companies against which to compare the Corporation’s executive compensation.

•  Review compliance of each director and executive officer with the Corporation’s stock ownership guidelines and take any appropriate action in connection therewith.

•  Review and approve any severance or termination arrangements to be made with any executive officer of the Corporation.

•  Review the compensation package for non-employee directors and recommend any changes for approval by the Board of Directors.

•  Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including with respect to the Corporation’s compensation policies and practices. In doing so, consider and confirm that the Corporation’s compensation policies and practices do not encourage unnecessary risk taking.

•  Assist the Board of Directors in developing and evaluating potential candidates for executive management positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

•  Maintain visibility into, assist with the development of, and monitor progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion.

•  Review and approve the Compensation Discussion and Analysis to be included in the Corporation’s annual proxy statement.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Nominating and Corporate Governance Committee Caroline W. Nahas, Chair Richard J. Dahl Larry A. Kay Lilian C. Tomovich

•  Oversee succession planning for the Board of Directors and consider the size and composition of the Board of Directors as a whole. Make appropriate recommendations regarding such matters to the Board of Directors for approval.

•  Identify and evaluate qualified director candidates, including any candidates validly nominated by the Corporation’s stockholders, and recommend director nominees for approval by the Board of Directors.

•  Determine the skills and qualifications required for directors and develop criteria to be considered in identifying and evaluating director candidates. In developing such criteria, the Committee should consider diversity of experience, skills, background, gender, race and ethnicity as important factors.

Meetings in 2021	• Consider the suitability of existing directors for continued service on the Board of
Five Meetings

    Directors when his or her term expires and when he or she has a change in status,

    including changes to employment and outside board of directors service, and make appropriate recommendations regarding such matters to the Board of Directors for approval.

•  Develop and review the Corporation’s Corporate Governance Guidelines and recommend any changes to the Corporate Governance Guidelines for approval by the Board of Directors.

•  Consider and recommend for approval by the Board of Directors matters pertaining to committees of the Board of Directors, including with respect to structure, member qualifications, composition, committee chairs and committee reporting to the Board of Directors.

•  Consider and recommend for approval by the Board of Directors the Chairman of the Board of Directors.

•  Review the Code of Conduct for Non-Employee Directors and the Corporation’s Global Code of Conduct and recommend any changes for approval by the Board of Directors.

•  Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including Board of Directors’ organization, membership and structure, succession planning, director independence, Board of Directors effectiveness and other corporate governance matters.

•  Work with the Chairman of the Board of Directors to oversee the evaluation of the performance and effectiveness of the Board of Directors and each committee of the Board of Directors.

•  Coordinate an annual corporate governance training for the Board of Directors.

•  Review and oversee the Corporation’s actions on issues related to corporate social responsibility, sustainability, philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen.

•  Review and oversee the Corporation’s political activities and contributions and other public policy issues to ensure alignment with the Corporation’s long-term strategy and values.

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2022 PROXY STATEMENT
CORPORATE GOVERNANCE

Board of Directors Nominations

The Nominating and Corporate Governance Committee considers various criteria in evaluating Board of Directors candidates, including: business experience, board of directors experience, skills, expertise, education, professions, backgrounds, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. In considering diversity, the Nominating and Corporate Governance Committee evaluates candidates with a broad range of expertise, experience, skills, professions, education, backgrounds and other board of directors experience. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it considers diversity of race, gender and ethnicity as important factors in identifying directors who will bring diverse viewpoints, opinions and areas of expertise that will benefit the Board of Directors as a whole. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria in evaluating prospective nominees.

The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy the NYSE’s criteria for director “independence,” the NYSE’s “accounting or related financial management expertise” standard and the SEC’s definition of “audit committee financial expert.”

Whenever a vacancy or potential vacancy exists on the Board of Directors due to expansion of the size of the Board of Directors or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee begins its process of identifying and evaluating potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of members of the Board of Directors, management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

The Nominating and Corporate Governance Committee conducted an evaluation and assessment of each director whose term expires in 2022 for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. After reviewing the assessment results, the Nominating and Corporate Governance Committee determined to make a recommendation to the Board of Directors that Howard M. Berk, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale, John W. Peyton, Martha C. Poulter, and Lilian C. Tomovich be nominated for re-election to the Board of Directors. Current director Daniel J. Brestle will be retiring from the Board of Directors effective as of the Annual Meeting. The Board of Directors reviewed and accepted the Nominating and Corporate Governance Committee’s recommendation and has nominated Howard M. Berk, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale, John W. Peyton, Martha C. Poulter, and Lilian C. Tomovich for re-election to the Board of Directors.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will apply the same standards in considering director candidates recommended by stockholders that it applies to other candidates. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary, giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee to serve if elected. Any stockholder who wishes to directly nominate a director candidate to stand for election at a meeting of stockholders must provide written notice that is timely and in proper form in accordance with the advance notice procedures provided in the Corporation’s Bylaws. For more information, please refer to the discussion under the heading “Proposals of Stockholders.”

15

2022 PROXY STATEMENT
DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Generally, the Corporation does not pay directors who are also employees of the Corporation additional compensation for their service on the Board of Directors. Compensation for non-employee directors is comprised of a cash component and an equity component. Cash compensation for non-employee directors includes retainers for serving as a member of the Board of Directors and for serving as a member and/or chair of a Board of Directors committee and as the Chairman of the Board of Directors. The 2021 non-employee director compensation program did not change as compared to the 2020 compensation program.

During 2021, non-employee directors were entitled to receive $70,000 as an annual cash retainer for serving as a member of the Board of Directors. In addition, depending on their roles, non-employee directors were entitled to receive:

•	$125,000 as an annual retainer for the Chairman of the Board of Directors;

•	$15,000, $12,500, and $12,500, respectively, as an annual retainer for the chairs of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$12,500, $10,000, and $10,000, respectively, as an annual retainer for the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee; and

•	$1,500 per meeting beyond the eighth meeting attended for each director who serves on a standing committee that meets more than eight times per year.

The Corporation also reimburses each of the directors for reasonable out-of-pocket expenses incurred for attendance at Board of Directors and committee meetings and other corporate events.

Under the Corporation’s equity plan, non-employee directors may receive periodic grants of non-qualified stock options (“NQSOs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), stock appreciation rights (“SARs”) or performance unit awards. In March 2021, equity awards valued at approximately $105,000 in the form of RSUs were granted to each non-employee director under the 2019 Stock Incentive Plan. Consistent with the non-employee director compensation program, annual equity awards granted to non-employee directors are subject to a one-year cliff vesting from the date of grant. In the event a director retires from the Board of Directors after completing five years of service, all of the director’s then-outstanding RSUs will vest. To the extent the Corporation declares dividends, non-employee directors receive dividend equivalent rights in the form of additional RSUs in lieu of receiving cash dividends based upon the number of RSUs held by the director at the time of the dividend record dates. Dividend equivalent rights are subject to the same vesting restrictions as the underlying RSUs.

Directors are eligible to defer up to 100% of their annual Board of Directors retainer and committee fees and equity award compensation pursuant to the Dine Brands Global, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Stock Ownership Guidelines

Non-employee directors are subject to stock ownership guidelines whereby each director is expected to hold the lesser of 7,000 shares of Common Stock or Common Stock with a value of at least five times the amount of the Board of Directors’ annual retainer (currently, $350,000). Directors are expected to meet the ownership guidelines within five years of joining the Board of Directors. Upon review by the Compensation Committee in 2021, all directors met, were on track to meet, or exceeded the ownership guidelines.

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2022 PROXY STATEMENT
DIRECTOR COMPENSATION

Director Compensation Table for 2021

The following table sets forth certain information regarding the compensation earned or paid in cash and stock awards granted to each non-employee director who served on the Board of Directors in 2021. Mr. Peyton did not receive any additional compensation for his service as a director in 2021. Please see the 2021 Summary Compensation Table for the compensation received by Mr. Peyton in his capacity as Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)

Howard M. Berk	100,531	105,029	205,560

Daniel J. Brestle	84,461	105,029	189,490

Susan M. Collyns	82,500	105,029	187,529

Richard J. Dahl	217,500	105,029	322,529

Michael C. Hyter(3)	82,500	52,514	135,014

Larry A. Kay	80,000	105,029	185,029

Caroline W. Nahas	102,500	105,029	207,529

Douglas M. Pasquale	97,500	105,029	202,529

Martha Poulter(4)	27,406	35,053	62,459

Gilbert T. Ray(5)	29,892	105,029	134,921

Lilian C. Tomovich	86,425	105,029	191,454

(1)

These amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 14 to the Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2021 for information regarding assumptions underlying the valuation of equity awards.

(2)	The following table sets forth the number of RSUs held by each non-employee director during 2021 and which were outstanding at December 31, 2021.

Name	Stock Awards Outstanding at December 31, 2021 (#)

Howard M. Berk	1,274

Daniel J. Brestle	1,274

Susan M. Collyns	1,274

Richard J. Dahl	1,274

Michael C. Hyter	637

Larry A. Kay	1,274

Caroline W. Nahas	4,103

Douglas M. Pasquale	1,274

Martha Poulter	420

Gilbert T. Ray	0

Lilian C. Tomovich	1,274

(3)	Mr. Hyter was appointed as a director on July 14, 2020. Mr. Hyter’s 2021 equity award was prorated for the period of time Mr. Hyter served as a director during 2020.

(4)	Ms. Poulter was appointed as a director on September 1, 2021. Ms. Poulter’s’ retainer fees and stock award were prorated for the period of time Ms. Poulter served as a director during 2021.

(5)	Mr. Ray retired from the Board of Directors in May 2021.

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2022 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding beneficial ownership of more than 5% of the outstanding shares of any class of the Corporation’s voting securities, which information is derived solely from certain SEC filings available as of March 16, 2022, as noted below. The percentages of Common Stock ownership have been calculated based upon 16,851,741 shares of Common Stock outstanding as of March 16, 2022.

	Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number		Percent

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,665,291	(1)	15.82%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,059,250	(2)	12.22%

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	2,050,995	(3)	12.17%

Allspring Global Investments Holdings, LLC 525 Market St., 10th Fl. San Francisco, CA 94105	1,334,748	(4)	7.92%

(1)

Based solely upon on a Schedule 13G/A filed with the SEC on January 27, 2022 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2021. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote with respect to 2,628,855 of these shares and sole power to dispose or direct the disposition of 2,665,291 of these shares.

(2)

Based solely upon on a Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group reporting beneficial ownership as of December 31, 2021. The Vanguard Group reported that it possessed shared power to vote or direct the vote with respect to 40,053 shares, sole power to dispose or direct the disposition of 2,009,035 shares and shared power to dispose or to direct the disposition of 50,215 of these shares.

(3)

Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2022 by AllianceBernstein L.P. reporting beneficial ownership as of December 31, 2021. AllianceBernstein, L.P. reported that it possessed sole power to vote or direct the vote of 1,748,380 of these shares and sole power to dispose or direct the disposition of 2,050,995 of these shares.

(4)

Based solely upon a Schedule 13G filed with the SEC on January 19, 2022 by (i) Allspring Global Investments Holdings, LLC (“AGIH”), (ii) Allspring Global Investments, LLC (“AGI”), and (iii) Allspring Funds Management, LLC (“AFM”) reporting beneficial ownership as of December 31, 2021. AGIH reported that it possessed sole power to dispose or direct the disposition of 1,334,748 shares and sole power to vote or direct the vote of 1,269,798 shares. AGI reported that it possessed sole power to dispose or direct the disposition of 1,331,463 shares and sole power to vote or direct the vote of 206,762 shares. AFM reported that it possessed sole power to dispose or direct the disposition of 3,285 shares and sole power to vote or direct the vote of 1,063,072 shares.

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2022 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of March 16, 2022, the beneficial ownership of the Corporation’s Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 60 days of March 16, 2022, of each director, each nominee for election as director, each named executive officer and all directors and executive officers of the Corporation, as a group. The percentages of ownership have been calculated based upon 16,851,741 shares of Common Stock outstanding as of March 16, 2022.

	Amount and Nature of Beneficial Ownership

Name	Shares Beneficially Owned(1)		Unvested Restricted Shares(2)	Total Shares Beneficially Owned	Percent of Class

Howard M. Berk	33,370	(3)(4)	—	33,370	*

Daniel J. Brestle	27,370	(3)	—	27,370	*

Susan M. Collyns	3,119		—	3,119	*

Richard J. Dahl	73,134	(3)(5)	—	73,134	*

Michael C. Hyter	1,329		—	1,329	*

Larry A. Kay	22,504	(3)(6)	—	22,504	*

Caroline W. Nahas	33,410	(3)	—	33,410	*

Douglas M. Pasquale	15,528	(3)(7)	—	15,528	*

Martha C. Poulter	—		—	—	*

Lilian C. Tomovich	6,536		—	6,536	*

John W. Peyton	41,260		29,319	70,579	*

Vance Y. Chang	—		15,257	15,257	*

Jay D. Johns	29,735		22,933	52,668	*

John C. Cywinski	135,189		29,194	164,383	*

Christine K. Son	32,947		11,660	44,607	*

Allison Hall	4,646		8,540	13,186	*

All directors and executive officers as a group (15 persons)	460,077		116,903	576,980	3.38%

*	Represents less than 1% of the outstanding shares of Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

None of the shares have been pledged as security. Share amounts for each of the directors, each nominee for election as director, each named executive officer and for all directors and executive officers as a group include shares subject to stock options that are exercisable within 60 days of March 16, 2022, as follows:

Name	Shares Subject to Options

Howard M. Berk	—

Daniel J. Brestle	—

Susan M. Collyns	—

Richard J. Dahl	27,000

Michael C. Hyter	—

Larry A. Kay	—

Caroline W. Nahas	—

Douglas M. Pasquale	—

Martha C. Poulter	—

Lilian C. Tomovich	—

John W. Peyton	23,486

Vance Y. Chang	—

Jay D. Johns	27,760

John C. Cywinski	111,772

Christine K. Son	28,066

Allison Hall	3,012

All directors and executive officers as a group (15 persons)	221,096

Directors and certain executive officers also hold RSUs that are not included in the beneficial ownership table because vesting will not occur within 60 days of March 16, 2022. The amounts of RSUs held by non-employee directors as of December 31, 2021 are provided in the section of this proxy statement entitled “Director Compensation” and the amounts of RSUs held by executive officers are provided in the Outstanding Equity Awards at Fiscal Year-End Table.

(2)	Unvested RSAs are deemed beneficially owned because grantees of unvested RSAs under the Corporation’s equity compensation plans hold the sole right to vote such shares.

(3)

Includes unvested RSUs for Mr. Berk 1,499; Mr. Brestle 1,499; Mr. Dahl 1,499; Mr. Kay 1,499; Ms. Nahas 1,499; Mr. Pasquale 1,499; and Ms. Tomovich 1,499. Each RSU represents a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.

(4)

The amount for Mr. Berk does not include 740,545 shares of the Corporation’s Common Stock beneficially owned by Coral Rock Investments, L.P. MSD Capital, L.P. is the general partner of Coral Rock Investments, L.P. and may be deemed to beneficially own securities owned by Coral Rock Investments, L.P. Mr. Berk is a Senior Advisor of MSD Capital, L.P. and may be deemed to beneficially own securities owned by MSD Capital, L.P. Mr. Berk disclaims beneficial ownership of the shares that may be deemed to be beneficially owned by MSD Capital, L.P., except to the extent of his pecuniary interest therein.

(5)	The amount for Mr. Dahl includes 44,635 shares of Common Stock held by the Richard J. Dahl Revocable Living Trust dated 1/20/1995, of which Mr. Dahl serves as Trustee.

(6)	The amount for Mr. Kay includes 11,909 shares of Common Stock held by the IRA Trustee for the benefit of Mr. Kay.

(7)	The amount for Mr. Pasquale includes 12,749 shares of Common Stock held by the Pasquale Living Trust.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussion, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this proxy statement and the Corporation’s annual report on Form 10-K.

THIS REPORT IS SUBMITTED BY THE

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Howard M. Berk (Chairman)

Daniel J. Brestle

Caroline W. Nahas

Lilian C. Tomovich

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the Corporation’s compensation programs and policies, the material compensation decisions made under those programs and policies with respect to the Corporation’s named executive officers (the “NEOs”) and the material factors that were considered in making those decisions. Following this Compensation Discussion and Analysis is a series of tables under the heading “Compensation Tables” containing specific data about the compensation earned by or granted to our NEOs in 2021.

The following executive officers were NEOs in 2021:

•	Chief Executive Officer, John W. Peyton, who joined the corporation January 4, 2021;

•	Chief Financial Officer, Vance Y. Chang, who joined the corporation June 14, 2021;

•	President of the Applebee’s Business Unit, John C. Cywinski;

•	President of the IHOP Business Unit, Jay D. Johns;

•	Senior Vice President, Legal, General Counsel and Secretary, Christine Son, who was promoted to Senior Vice President, Legal, General Counsel and Secretary on April 23, 2021;

•	Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer, Allison Hall, who served as Interim Chief Financial Officer from January 22, 2021 through June 14, 2021;

•	Previous Chief Executive Officer, Stephen P. Joyce (through January 4, 2021); and

•	Previous Chief Financial Officer, Thomas H. Song (through January 22, 2021);

On January 4, 2021, our former Chief Executive Officer, Mr. Joyce, transitioned to the role of non-executive special advisor and John W. Peyton became our Chief Executive Officer. On February 16, 2021, Mr. Joyce retired from the Corporation. On January 22, 2021, our former Chief Financial Officer, Mr. Song, resigned and Allison Hall was appointed as our interim Chief Financial Officer. Ms. Hall served as interim Chief Financial Officer until Mr. Chang joined the corporation on June 14, 2021.

Executive Summary

2021 Fiscal Year Performance Highlights and Link to Pay Decisions

Our compensation decisions for 2021 were driven by our overarching goal of creating long-term stockholder value and linking pay with performance. Our 2021 performance was impacted by the ongoing COVID-19 pandemic and related governmental restrictions which resulted in varying limitations to dine-in business, operating hours and in some cases temporary and

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permanent restaurant closures that affected performance results. However, despite the pandemic headwinds, our results in 2021 can best be defined by our top-line results, improved gross profit and the ability to resume returning capital to shareholders. Highlights include the following:

•	GAAP earnings per diluted share of $5.66 for 2021 compared to a net loss per diluted share of $6.43 for 2020.

•	Cash flows from operating activities for 2021 were $195.8 million. This compares to cash flows from operating activities of $96.5 million for 2020.

•	Consolidated adjusted EBITDA for 2021 was $253.3 million. This compares to $158.7 million for 2020 and represented 121% of our 2021 target.

•	Adjusted EBITDA for the Applebee’s Business Unit and IHOP Business Unit represented 122% and 120% of our targets, respectively.

•

For fiscal years 2019 through 2021, the Corporation’s Total Shareholder Return (“TSR”) was 18.4%, achieving a percentile rank of 42.7% relative to an index of primarily publicly-traded restaurant companies.

We believe that the Corporation’s 2021 compensation results were commensurate with the Corporation’s performance in 2021, demonstrating a commitment to a pay-for-performance philosophy.

2021 Adjusted EBITDA exceeded the maximum performance goal under the annual cash incentive plan for Dine Brands, IHOP, and Applebee’s, and the annual cash incentive plan therefore paid at the maximum 200% of target.

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The cash LTIP plan for 2019-2021 paid out at 78.5% of target based on the relative TSR performance percentile rank of 42.7% relative to an index of publicly traded restaurant companies.

†

For complete information regarding the Corporation’s 2021 performance, stockholders should read “Management’s Discussion and Analysis of Results of Operation and Financial Condition” and the audited consolidated financial statements and accompanying notes thereto contained in the Corporation’s 2021 annual report on Form 10-K filed with the SEC on March 2, 2022, which is being made available to stockholders with this proxy statement.

Compensation Policies, Practices and Risk Management

The Compensation Committee, along with the Chief Executive Officer and the Senior Vice President, Chief People Officer, continually assess the Corporation’s compensation policies and practices to evaluate whether they remain aligned with the Corporation’s pay-for-performance culture, the creation of long-term stockholder value, effective risk management and strong governance practices.

The Compensation Committee believes that, through a combination of risk-mitigating features and incentives guided by relevant market practices and corporate-wide goals, our compensation policies and practices do not present risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee believes that appropriate safeguards are in place with respect to compensation policies and practices that assist in mitigating excessive risk-taking that could harm the value of the Corporation or reward poor judgment by the Corporation’s executives and other employees.

The Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”), conducted a risk assessment in 2021 of the Corporation’s compensation policies and practices as they apply to all employees, including the NEOs. Exequity reviewed the design features and performance metrics of the Corporation’s cash and stock-based incentive programs along with the approval mechanisms associated with each and determined that the Corporation’s policies and practices were unlikely to create risks that are reasonably likely to have a material adverse effect on the Corporation.

The following actions, practices and policies are intended to provide for continued alignment with the Corporation’s principles and/or reduce the likelihood of excessive risk-taking:

•

The Compensation Committee reviews Chief Executive Officer pay-for-performance alignment by evaluating the Chief Executive Officer’s compensation relative to the Corporation’s TSR performance over the last five years.

•	Directors and officers of the Corporation are subject to stock ownership guidelines.

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•

The Corporation’s compensation mix is balanced among fixed components such as salary and benefits, and variable compensation such as annual cash incentive payments and long-term incentive awards including NQSOs, RSAs, RSUs, and participation in the cash LTIP, which generally vest or are earned over three years.

•

The Corporation’s annual cash incentive plan and three-year cash LTIP both have capped payment opportunities and primarily reward achievement for different performance metrics. Further, the cash LTIP is measured against an index of primarily publicly-traded restaurant companies.

•	The Compensation Committee has ultimate authority to determine, and increase or decrease, if appropriate, compensation provided to the Corporation’s executive officers, including each of the NEOs.

•	The Compensation Committee annually undertakes a “tally sheet” analysis of total annual compensation and the total potential payout under various termination scenarios for the NEOs.

•

The Corporation maintains a Clawback Policy, which allows the Board of Directors to recoup incentive compensation in certain circumstances. See “Clawback Policy” for further details on the Corporation’s policy.

•

All outstanding long-term incentive award agreements use a “double-trigger” definition for acceleration of vesting that requires both a change-in-control and a qualifying termination following such change-in-control.

•

All employees, including our NEOs, and the Board of Directors are subject to the Corporation’s Insider Trading Policy, which contains a prohibition on engaging in hedging and pledging transactions involving the Corporation’s securities.

•	The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our announcement of fiscal year-end earnings.

•

The Compensation Committee utilizes the services of an independent compensation consultant who does not provide any other services to the Corporation and has the authority to retain any advisor it deems necessary to fulfill its obligations.

•	The Corporation’s equity compensation plans do not permit repricing of previously granted stock options without stockholder approval.

•	The Corporation has not authorized any multi-year guaranteed bonuses.

•	The Corporation does not provide tax “gross-ups” on severance payments or perquisites other than certain expenses related to relocation.

Overview of Executive Compensation Philosophy and Objectives

The Compensation Committee has structured the Corporation’s executive compensation programs to align with a compensation philosophy that is based on several objectives, including:

•	Instilling an ownership culture and linking the interests of the NEOs with those of the Corporation’s stockholders;

•	Paying for performance;

•	Rewarding executives for achievement of both annual and longer-term financial and key operating goals of the Corporation; and

•	Facilitating the attraction, motivation, and retention of highly talented, entrepreneurial, and creative executive leaders.

The Role of the Compensation Committee

Under its charter, the Compensation Committee has the sole authority to determine and approve compensation for the Corporation’s NEOs and other executive officers. In addition, the Compensation Committee, which is comprised solely of independent directors and reports regularly to the Board of Directors:

•	Reviews and approves compensation and benefits programs, including grants made pursuant to the Corporation’s equity compensation plans;

•	Oversees the Corporation’s executive compensation philosophy and strategy;

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•	Ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted;

•	Maintains visibility into, assists with the development of, and monitors progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion; and

•	Oversees risks related to the Corporation’s compensation practices.

The Compensation Committee is also responsible for reviewing the compensation for the members of the Board of Directors and submits any recommended changes for approval by the Board of Directors.

The Compensation Committee reviews the Corporation’s executive compensation plans throughout the fiscal year. Decisions concerning annual salary increases, the approval of annual cash incentives, the design and objectives of each year’s incentive plan and the granting of long-term incentive (“LTI”) awards are typically made in the first quarter of each fiscal year after a series of meetings among the Compensation Committee, its compensation consultant, the Chief Executive Officer and the Senior Vice President, Chief People Officer. The Compensation Committee also performs a “tally sheet” analysis which provides the Compensation Committee with information related to total annual compensation of each NEO and the potential payout each NEO would receive upon separation from the Corporation. The Compensation Committee performs this analysis on an annual basis as part of its oversight function with respect to executive compensation.

The general practice of the Compensation Committee has been to evaluate annually the performance of the Chief Executive Officer and the other executive officers and approve compensation based on this evaluation. As it relates to the assessment of the Chief Executive Officer’s performance, the Chairman of the Board of Directors and/or the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee discuss annual performance goals with the Chief Executive Officer and conduct an annual performance review and compensation discussion.

In addition, the Compensation Committee annually determines the compensation of the other executive officers based on evaluations of their respective performance.

Generally, the Chief Executive Officer and the Senior Vice President, Chief People Officer provide input to the Compensation Committee in connection with its compensation deliberations except with regard to decisions concerning themselves:

•	The Chief Executive Officer provides assessments of each NEO’s performance against specific objectives and overall contributions, potential future contributions, and retention risk;

•

Based on the assessment described above, as well as the market data provided by the Compensation Committee’s independent consultant, the Chief Executive Officer and the Senior Vice President, Chief People Officer make recommendations to the Compensation Committee regarding executive compensation for each of the other NEOs; and

•

In instances where new executives are hired, the Chief Executive Officer and the Senior Vice President, Chief People Officer discuss available information regarding compensation provided at the executive’s current or former employer, internal benchmarking data, market data provided by the Compensation Committee’s independent consultant, skill set and qualifications, and make recommendations for new executive pay packages to the Compensation Committee.

The Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist in carrying out its responsibilities. Accordingly, during 2021, the Compensation Committee directly engaged Exequity as its independent compensation consultant to provide objective and expert analyses, advice, and information with respect to executive compensation. In performing its services, Exequity interacted collaboratively with the Compensation Committee and with senior management at the direction of the Compensation Committee. In 2021, Exequity performed the following services:

•	Provided executive compensation benchmarking data (as described below);

•	Provided analysis and advice regarding annual incentive plan design;

•	Provided analysis and advice regarding LTI plan design;

•	Provided analysis and advice regarding executive severance arrangements;

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•

Responded to other requests including, conducting a Chief Executive Officer pay-for-performance analysis, a risk assessment, peer group analysis, a stock ownership guidelines analysis, and advising on various governance and regulatory developments; and

•	Advised on compensation for executive officers.

Exequity did not provide any additional services to the Corporation during 2021 beyond those provided in the capacity of independent compensation consultant to the Compensation Committee. The Compensation Committee has assessed the independence of Exequity pursuant to the rules of the SEC and concluded that Exequity’s work for the Compensation Committee does not raise any conflicts of interest.

Compensation Benchmarking and Peer Group

The Corporation uses a restaurant peer group and compensation surveys for different benchmarking comparisons, including base salary, target annual cash incentive, LTI awards and total direct compensation opportunity (“TDCO”). The Compensation Committee, with input from its independent compensation consultant and management, periodically reviews its peer group (the “NEO Peer Group”) for the purpose of evaluating executive compensation.

The Corporation’s significantly franchised business model is uncommon amongst its peer group. The majority of the peer companies have a significant number of company-owned restaurants, with only 7 of our 17 current peers having more than 85% of their restaurants franchised. We believe our significantly franchised business model (approximately 98% franchised as of fiscal year end 2021) requires less capital investment and general and administrative overhead, generates higher gross profit margins and reduces volatility of adjusted free cash flow performance as compared to owning more company-operated restaurants. In acknowledging the structural differences, the Compensation Committee considers a variety of metrics in evaluating the NEO Peer Group, which includes but is not limited to revenues, system-wide sales, EBITDA, market capitalization and enterprise value. As compared to the NEO Peer Group, as of December 31, 2021, the Corporation ranked in the second quartile in revenues, third quartile in EBITDA, bottom quartile in market capitalization and enterprise value, and the top quartile in system-wide sales. The NEO Peer Group consists of companies in the Corporation’s industry and companies with similar business models in related industries that the Compensation Committee believes to approximate the Corporation’s general labor market for top executive talent.

The NEO Peer Group used for evaluating 2021 compensation decisions consisted of the companies set forth below.

• Bloomin’ Brands Inc.	• Dave & Buster’s Entertainment, Inc.	• Ruth’s Hospitality Group, Inc.
• BJ’s Restaurants, Inc.	• Denny’s Corporation	• Shake Shack Inc.
• Brinker International, Inc.	• Dunkin’ Brands Group, Inc.	• Texas Roadhouse, Inc.
• The Cheesecake Factory Incorporated	• Jack in the Box Inc.	• The Wendy’s Company
• Choice Hotels International, Inc.	• Papa John’s International, Inc.	• Wingstop Inc.
• Cracker Barrel Old Country Store, Inc.	• Red Robin Gourmet Burgers, Inc.	• Wyndham Hotels and Resorts, Inc.

The NEO Peer Group was the primary data source considered by the Compensation Committee when reviewing total pay levels of the NEOs. The Compensation Committee also considered broader compensation data from the 2021 AON Hewitt US Total Compensation by Industry Survey, which provided general industry pay data on executive positions for companies with comparable sales.

The NEO Peer Group was revised by the Compensation Committee on September 8, 2021 to remove Dunkin’ Brands Group, Inc. due to its acquisition by Inspire Brands in December 2020.

The Role of Say on Pay Votes and Stockholder Outreach Efforts

The Corporation provides its stockholders with the opportunity to cast an annual advisory vote on executive compensation (say on pay). In addition to receiving overall feedback on the Corporation’s compensation programs as part of the annual say on pay proposal, the Board of Directors and management are committed to regular engagement with our stockholders to solicit views and input on important topics including executive compensation. The Corporation incorporates stockholder feedback into its compensation and governance policies as it deems appropriate. At the Corporation’s annual meeting of

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stockholders held in May 2021, approximately 97.3% of the votes present and entitled to vote at the meeting on the say on pay proposal were voted in favor of the proposal approving the compensation of the NEOs as disclosed in the 2021 proxy statement. The Compensation Committee believes that the Corporation’s approach to executive compensation is reasonable considering market conditions and is consistent with the Corporation’s pay-for-performance philosophy and overarching goal of creating long-term stockholder value.

In addition to direct feedback from the Corporation’s stockholders, the Compensation Committee will continue to consider the outcome of the Corporation’s say on pay votes when making future compensation decisions for its NEOs.

Compensation Discussion Related to the Chief Executive Officer

In connection with Mr. Joyce’s retirement, Mr. Peyton joined the Corporation as Chief Executive Officer, effective January 4, 2021.

Mr. Peyton’s compensation package primarily consists of the following:

•	an annual base salary of $1,000,000, which remains fixed until January 2024;

•	a one-time signing bonus of $1,200,000 that is repayable upon voluntary termination of employment within two years from date of hire;

•	participation in the Corporation’s annual incentive plan with a target payout of 100% of base salary;

•

a one-time RSU award with grant date value of $3,096,478 which vested as to one-half on January 4, 2022 and will vest as to one-half on January 4, 2023, subject to his continued service through the vesting date;

•

a one-time stock option award with grant date value of $884,704, which vested as to one-third on the first anniversary of the January 4, 2021 grant date and will vest as to one-third on each of the second and third anniversaries of such grant date, subject to his continued service through the applicable vesting date; and

•	participation in the annual long-term incentive program.

In determining the overall compensation package for Mr. Peyton, the Compensation Committee considered the state of the business at the time of Mr. Peyton’s hire, Mr. Peyton’s previous leadership experience, and cash and equity awards Mr. Peyton would forfeit in leaving his then-current employment. The Compensation Committee also considered competitive market data, the Corporation’s prior compensation practices, and the input of Exequity.

Please see the Elements of the Compensation Program For NEOs section below for additional information regarding Mr. Peyton’s 2021 compensation.

Our former Chief Executive Officer, Mr. Joyce, served as Chief Executive Officer from September 2017 to January 2021 and remained as a non-executive special advisor until February 16, 2021. Mr. Joyce did not receive any severance benefits in connection with his retirement.

Mr. Joyce’s compensation package primarily consisted of the following:

•	an annual base salary of $1,000,000;

•	participation in the Corporation’s annual incentive plan with a target payout of 100% of base salary;

•	a commuting allowance of $125,000 per year subject to an annual 5% increase and a temporary housing allowance of $125,000 per year subject to an annual 3% increase; and

•

at his time of hire, Mr. Joyce received a one-time grant of 75,000 time-based RSUs, which vested on February 16, 2021 and a one-time grant of 350,000 performance- and time-based NQSOs and a one-time grant of 175,000 performance- and time-based RSUs, both of which vested in full on February 16, 2021 based on Mr. Joyce’s achievement of certain price targets for the Corporation’s common stock throughout his tenure as Chief Executive Officer and his continued service through the applicable vesting date.

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Elements of the Compensation Program For NEOs

The Corporation’s executive compensation program for NEOs generally consists of the following components:

•	Base Salary. Base salaries are designed to attract and retain talented executives and to provide a competitive and stable component of income.

•

Annual Cash Incentives under the Annual Incentive Plan. Annual cash incentives provide a competitive incentive opportunity for achieving financial performance and operational objectives over an annual performance period. Generally, no payouts are made under the annual incentive plan unless these objectives are achieved.

•

LTI Awards. LTI awards are composed of NQSOs, RSAs and the cash LTIP with each component representing approximately one-third of the total value awarded, excluding one-time equity awards made in connection with hiring, retention, or other non-standard circumstances. Each of the annual LTI components is vested or earned over a three-year period to provide ongoing alignment with stockholders’ interests based on the Corporation’s future stock price performance. Stock options provide value to the executive only if the Corporation’s stock price increases above the grant date price. The value of RSAs increases or decreases with changes in the Corporation’s stock price. The cash LTIP provides payment only if the Corporation’s TSR performance is in the 33rd percentile or greater compared to a group of publicly traded restaurant companies over a three-year performance period.

•

Benefits and Other Compensation. Benefits and other compensation programs are provided to protect executive health and safety and provide flexibility and efficiencies that facilitate executive productivity.

The Compensation Committee’s compensation strategy is comprised of a TDCO for each NEO which is defined as base salary, target annual cash incentive and the grant date fair market value of annual LTI awards.

Base Salary	+	Annual Cash Incentive	+	Long-Term Incentive	=	Total Direct Compensation Opportunity

The TDCO for each NEO is generally set by using a holistic approach that considers various individual factors as well as relevant benchmark data. Such individual factors include performance, experience level, criticality, scarcity of skill set, internal equity, and external competitiveness. Rather than striving for a single market reference point, the Compensation Committee believes that this broader holistic approach provides appropriate flexibility in tailoring award opportunities.

The TDCO for 2021, as reviewed and approved by the Compensation Committee for the NEOs on February 17, 2021 for Mr. Peyton, Mr. Cywinski, and Mr. Johns, and at the respective times of hire or promotion for Mr. Chang, Ms. Son, and Ms. Hall, is listed in the following table. Messrs. Joyce and Song are excluded from the table since both ceased serving as an executive officer prior to the date on which TDCO was approved by the Compensation Committee. TDCO differs from the total compensation amounts reported in the 2021 Summary Compensation Table in that it includes the base salary and target annual cash incentive opportunity in effect following such approval, while the 2021 Summary Compensation Table includes the amounts actually earned. Further, TDCO does not include amounts set forth in the “All Other Compensation” column of the 2021 Summary Compensation Table nor does it include one-time equity awards made in connection with hiring, retention, or other non-standard circumstances. In addition, TDCO includes the value of the target opportunity under the cash LTIP grant at the time it is awarded whereas the 2021 Summary Compensation Table includes the actual value earned, if any, based upon performance under the cash LTIP after the completion of the performance period.

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2021 Total Direct Compensation Opportunity

Name	2021 Base Salary ($)	2021 Annual Cash Target Incentive ($)	2021 Long- Term Incentive ($)	2021 Total Direct Compensation Opportunity ($)

John W. Peyton	$1,000,000	$1,000,000	$3,500,099	$5,500,099

Vance Y. Chang	$500,000	$375,000	$600,096	$1,475,096

John C. Cywinski	$692,000	$588,200	$1,000,016	$2,280,216

Jay D. Johns	$600,000	$480,000	$900,066	$1,980,066

Christine K. Son	$450,000	$270,000	$499,996	$1,219,996

Allison Hall	$330,000	$181,500	$150,041	$661,541

A significant portion of executive pay has been structured to be contingent on satisfying pre-established performance goals and increasing stockholder value. For the continuing NEOs an average of 73% of 2021 TDCO was linked to performance and/or increasing stockholder value.

Ms. Son’s restricted stock award of $249,955, which was granted in connection with promotion to SVP, Legal General Counsel and Secretary is included in her TDCO along with her annual restricted stock grant of $250,041 in connection with her previous role.

Ms. Hall’s TDCO does not include an additional $5,000 monthly stipend provided during the time she served as Interim Chief Financial Officer. Also excluded is a completion bonus of $60,000 and a special restricted stock grant of $200,082 granted in conjunction with her service as Interim Chief Financial Officer. Additionally, Ms. Hall’s annual cash incentive target was prorated at 60% of base salary through June 2021 during the period she served as Interim Chief Financial Officer and 50% of base salary for the remainder of the year.

TDCO for Mr. Peyton, Mr. Chang, Mr. Cywinski, Mr. Johns and Ms. Hall excludes one-time sign-on, special retention or recognition awards granted to such individuals.

See the section entitled “Compensation Decisions Made in 2021” in this proxy statement for additional information regarding the elements of compensation for NEOs.

The chart below illustrates the 2021 pay mix for the continuing NEOs:

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Compensation Decisions Made in 2021

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers benchmarking data derived from a review of the proxy statement disclosures of the NEO Peer Group, the AON Hewitt survey and, in the case of the NEOs other than the Chief Executive Officer, recommendations and assessments of the performance of the individual NEOs by the Chief Executive Officer. The Compensation Committee uses the market data to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for the NEOs. In February 2021, the Compensation Committee set annual base salaries for 2021 as follows:

Name	Former Base Salary($)	New Base Salary($)	Percentage Increase

John W. Peyton	n/a	1,000,000	n/a

Vance Y. Chang	n/a	500,000	n/a

John C. Cywinski	675,000	692,000	2.5%

Jay D. Johns	550,000	600,000	9.1%

Christine K. Son	310,860	321,740	3.5%

Allison Hall	290,460	310,000	6.7%

(1)	Messrs. Joyce and Song are excluded from this table since both ceased serving as an executive officer prior to the date on which base salaries were approved by the Compensation Committee.

The base salaries for Mr. Peyton and Mr. Chang were established upon their joining the Corporation on January 4, 2021 and June 14, 2021, respectively. The base salary increase for Mr. Johns was based on individual performance and both internal and external market competitiveness. The base salary for Ms. Son was subsequently increased to $450,000 in connection with promotion to SVP, Legal, General Counsel and Secretary. The base salary for Ms. Hall was subsequently increased to $330,000 in connection with her promotion to SVP, Chief Accounting Officer.

Performance- and Stock-Based Compensation

Annual Cash Incentives

In early 2021 the Compensation Committee approved the 2021 Annual Incentive Plan to reward executive officers whose performance meets or exceeds the Corporation’s expectations, to provide incentives for excellent future performance that contributes to the Corporation’s success and profitability and to serve as a means by which eligible participants may share in the Corporation’s financial success.

Pursuant to the 2021 Annual Incentive Plan, the target annual cash incentive amount for each of the NEOs is established as a percentage of base salary based on the participant’s level in the management structure. The 2021 threshold, target, and maximum payout amounts for each NEO are provided in the Grants of Plan-Based Awards in 2021 table. The 2021 threshold, target, and maximum percentages of base salary for each of the NEOs under the Corporation’s 2021 Annual Incentive Plan were as follows:

Name	Threshold as Percentage of Base Salary	Target as Percentage of Base Salary	Maximum as Percentage of Base Salary

John W. Peyton	50%	100%	200%

Vance Y. Chang	38%	75%	150%

John C. Cywinski	43%	85%	170%

Jay D. Johns	40%	80%	160%

Christine K. Son	30%	60%	120%

Allison Hall	27.5%	55%	110%

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

Decisions regarding the threshold, target and maximum incentive percentages were made in consultation with Exequity and after consideration of the NEO Peer Group and survey data mentioned above and the desired TDCO pay mix. In 2021, the Compensation Committee increased the target annual cash incentive as a percentage of base salary for Mr. Johns from 75% to 80% based on internal and external market competitiveness. Ms. Son’s target annual cash incentive as a percentage of base salary increased from 50% to 60% in connection with her promotion to SVP, Legal, General Counsel and Secretary, and Ms. Hall’s target annual cash incentive increased from 40% to 50% in connection with her promotion to SVP, Chief Accounting Officer and was temporarily increased to 60% during the six months she served as Interim Chief Financial Officer. Messrs. Joyce and Song did not participate in the 2021 Annual Incentive Plan.

The Compensation Committee believes the incentive targets to be generally consistent with incentive opportunities at the NEO Peer Group companies for similarly situated executives.

The 2021 annual cash incentive for the NEOs is based on a combination of Dine Brands Global, Inc., IHOP Business Unit, and Applebee’s Business Unit Adjusted EBITDAs. The Compensation Committee focused the 2021 Annual Incentive Plan’s metrics entirely on Adjusted EBITDA to drive an emphasis on delivering profitable results and improving performance. Adjusted EBITDA is a commonly used measure of financial performance within the restaurant industry. Historically the Annual Incentive Plan also included growth metrics such as Same Restaurant Sales or Net Development. Due to the impact of the COVID-19 pandemic and ongoing business uncertainty these metrics were excluded from the 2021 Annual Incentive Plan. In 2022, the Annual Incentive Plan will again include growth metrics for Same Restaurant Sales and Net Development.

The Compensation Committee included Adjusted EBITDA as a performance measure because it believes Adjusted EBITDA appropriately incentivizes the business units on items specifically within their control. The Company defines adjusted EBITDA as net income or loss, adjusted for the effect of closure and impairment charges, interest charges, income tax provision or benefit, depreciation and amortization, non-cash stock-based compensation, gain or loss on disposition of assets, other non-income based taxes and other items deemed not reflective of current operations.

All metrics were set after consideration of the business environment at the time the metrics were approved and the Corporation’s forward-looking strategic plan. Such business environment was heavily influenced by the effects and uncertainty of the COVID-19 pandemic. The Compensation Committee believed at the time that the performance targets were rigorous yet achievable, and established levels designed to be challenging such that attainment of the targeted amounts was not assured at the time they were set and would require a high level of effort and execution in order to obtain them.

These targets were set in March 2021. Actual 2021 Adjusted EBITDA exceeded the maximum performance level for each of Dine Brands Global, Inc., IHOP, and Applebee’s, and the Annual Incentive Plan therefore paid at 200% of target for all participating NEOs.

The table below outlines the annual cash incentive metrics and weighting for each of the NEOs for 2021:

Name	Dine Brands Adjusted EBITDA	IHOP Business Unit Adjusted EBITDA	Applebee’s Business Unit Adjusted EBITDA

John W. Peyton	100%

Vance Y. Chang	100%

John C. Cywinski	50%		50%

Jay D. Johns	50%	50%

Christine K. Son	100%

Allison Hall	100%

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

The threshold, target and maximum payout levels for the performance metrics are illustrated in the table below.

Metric	Threshold	Target	Maximum	Actual Result	Percentage of Target Achieved	Payout Percentage of Target for Metric

Dine Brands Adjusted EBITDA	$178.0	$209.4	$240.8	$253.3	121.0%	200%

IHOP Business Unit Adjusted EBITDA	$114.9	$132.1	$149.3	$158.3	119.8%	200%

Applebee’s Business Unit Adjusted EBITDA	$93.3	$107.2	$121.2	$131.2	122.4%	200%

Payout as a Percentage of an Executive’s Target	50%	100%	200%	—	—	—

The amounts in the table below represent the annual cash incentives paid to each of the NEOs pursuant to the 2021 Annual Incentive Plan and are calculated by multiplying the NEO’s year-end base salary by the target percentage of base salary and by the percentage of incentive target achieved.

Name	Base Salary	Target as Percentage of Base Salary	Percentage of Incentive Target Achieved	Annual Cash Incentive Paid

John Peyton	$1,000,000	100%	200.0%	$2,000,000

Vance Chang	$500,000	75%	200.0%	$750,000

John C. Cywinski	$692,000	85%	200.0%	$1,176,400

Jay D. Johns	$600,000	80%	200.0%	$960,000

Christine K. Son	$450,000	60%	200.0%	$540,000

Allison Hall	$330,000	55%	200.0%	$363,000

Long-Term Incentive or LTI Awards

The Compensation Committee grants each of the NEOs a blend of NQSOs, RSAs and cash LTIP awards. The NQSOs vest in equal installments over a three-year period and are exercisable for up to a maximum of ten years. The RSAs vest in equal installments over a three-year period and the cash LTIP payout is based on relative TSR against an index of primarily publicly-traded restaurant companies over a three-year performance period. NQSOs have value to the executive only if the Corporation’s stock price increases over the price on the date of grant and the value of RSAs fluctuates with changes in the Corporation’s stock price.

The Compensation Committee believes that this mix of long-term incentives appropriately balances an emphasis on absolute and relative stock price performance and aligns the compensation of our NEOs with the long-term interests of stockholders. The LTI awards are comprised of 34% of the grant date value in NQSOs, 33% of the grant date value in RSAs and 33% of the grant date value in the cash LTIP (at target). The Compensation Committee believes this weighting provides a balanced strategy between stockholder alignment, executive retention, risk, and performance.

The cash LTIP cycles provide payment between zero and 200% of the target award based on the Corporation’s relative TSR performance. The relative TSR performance targets are depicted below:

	Relative TSR Ranking at End of Performance Period	Percentage of Target Relative TSR Units Earned

No Payout	< 33rd Percentile of the Index	0%

Threshold	33rd Percentile of the Index	50%

Target	50th Percentile of the Index	100%

Maximum	80th Percentile of the Index	200%

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

The Compensation Committee considered a range of factors in setting the value to be awarded to the NEOs, including assessments of individual performance, the potential contributions that each NEO could be expected to make in the future, each NEO’s TDCO, LTI awards previously granted to certain NEOs, the size of awards provided to other individuals holding similar positions in the NEO Peer Group and survey data considered by the Compensation Committee, the number of shares which remained available for issuance under the 2019 Stock Incentive Plan and overall accounting expense associated with the awards.

The table below summarizes the grant date value of the annual long-term incentive awards made in 2021 (additional detail regarding long-term incentive awards granted in 2021 can be found in the Grants of Plan-Based Awards in 2021 table in this proxy statement):

Name	Stock Options	Restricted Stock	Cash LTIP at Target	Total Long-Term Incentive Opportunity

John W. Peyton	$1,190,032	$1,155,067	$1,155,000	$3,500,099

Vance Y. Chang	$204,029	$198,067	$198,000	$600,096

John C. Cywinski	$340,009	$330,007	$330,000	$1,000,016

Jay D. Johns	$306,035	$297,031	$297,000	$900,066

Christine K. Son	$0	$499,996	$0	$499,996

Allison Hall	$0	$150,041	$0	$150,041

The increase in long-term incentive award value for Mr. Johns was based on individual performance and internal and external market competitiveness. Ms. Son’s restricted stock award of $249,955, which was granted in connection with her promotion to Senior Vice President, General Counsel and Secretary, is included along with her annual restricted stock award of $250,041 granted in her previous position. The Total Long-Term Incentive Opportunity in the table above represents the on-going annual award values granted to each NEO and excludes the value of special one-time long-term incentive awards. Messrs. Joyce and Song did not receive 2021 long-term incentive awards. In addition, the Compensation Committee approved the following additional LTI awards in 2021:

Mr. Peyton also received new hire restricted stock and stock option awards, as referenced in the CEO Compensation section.

Mr. Chang also received a new hire sign-on restricted stock award of $800,090.

Ms. Hall also received a special restricted stock award of $200,082, which was granted in connection with her role as Interim Chief Financial Officer.

2019—2021 Cash LTIP Payout

Demonstrating the Corporation’s pay-for-performance philosophy and the direct link between pay and the Corporation’s stock price performance, the cash LTIP payout as a percentage of the target has varied significantly over the past three performance periods based on TSR performance relative to the companies included in the index of primarily publicly-traded restaurant companies. Performance and payouts under the 2019-2021 performance period and prior performance periods were as follows:

Performance Period	Dine Brands TSR	Restaurant Index Percentile Rank	Payout as a percentage of target award

2017 - 2019	20.4%	54.5%	111.3%

2018 - 2020	26.2%	63.6%	134.0%

2019 - 2021	18.4%	42.7%	78.5%*

*

For the 2019-2021 cash LTIP cycle, the Corporation’s TSR performance achieved a percentile rank of 42.7% relative to the companies included in the index of publicly-traded restaurant companies during the three-year performance period. The amounts in the table below represent the target cash LTIP incentive and actual amounts paid to the NEOs pursuant to the 2019-2021 cash LTIP.

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

Name	2019 - 2021 Target Award	2019 - 2021 Payout (78.5% of Target)

John C. Cywinski	$288,750	$226,669

Jay D. Johns	$107,250	$84,191

In December 2018, the Compensation Committee granted a special retention award to Mr. Cywinski of 28,575 performance- and time-based RSUs which were originally set to vest on March 1, 2022 in amounts based on the Corporation’s achievement of certain stock price targets that are successively more difficult to achieve. The Compensation Committee structured these special retention awards consistent with the performance-contingent design of then-CEO Mr. Joyce’s awards and to align Mr. Cywinski with the Corporation’s strategic goal of driving long-term stockholder value. The stock price hurdles with respect to Mr. Cywinski’s performance-contingent awards range from $85 to $105. As of December 31, 2021, 40% of the performance conditions tied to Mr. Cywinski’s performance-contingent equity awards were satisfied based on achievement of stock price hurdles of $85 and $90. In 2021, the Compensation Committee reviewed the award and the stock price performance goals and determined that the significant impact on business results and stock price performance attributable to the COVID-19 pandemic had negatively impacted Mr. Cywinski’s ability to achieve the stock price performance hurdles. Accordingly, the Compensation Committee modified the award to add one additional year to the performance- and time-vesting period, such that the award will now vest on March 1, 2023 in amounts based on the Corporation’s achievement of the stock price targets. There were no changes to the stock price targets. Importantly, this modification extended the continued service requirements for distribution of the shares tied to the 40% portion of the performance conditions that had already been achieved, which provided additional retention effect. This award modification resulted in incremental accounting expense in the amount of $572,384, which is reflected as compensation in the 2021 Summary Compensation Table.

Stock Ownership Guidelines

The Corporation maintains robust stock ownership guidelines that are intended to further the Compensation Committee’s objectives of aligning the financial interests of its executives with those of the Corporation’s stockholders. The stock ownership guidelines call for each NEO to accumulate a minimum number of shares equal in value to a multiple of their base salary. For purposes of the guidelines, stock ownership includes Common Stock owned directly, in-the-money value of exercisable NQSOs, RSAs, and stock-settled RSUs that are not subject to performance goals that have not been achieved. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by the Corporation’s executives to allow them to meet the stock ownership guidelines.

The Compensation Committee annually reviews each NEO’s progress towards meeting the stock ownership guidelines. The Compensation Committee has informed management that it may reduce or choose not to grant future stock-based compensation to any executive who fails to make reasonable progress towards meeting the stock ownership goals within five years from becoming subject to the guidelines. Based upon its October 2021 review of each NEO’s equity holdings in the Corporation, the Compensation Committee determined that each NEO met, exceeded or was on schedule to meet his guideline.

The following table sets forth the stock ownership and goals of each of the continuing NEOs:

Name	Guideline as a Multiple of Base Salary	Holdings as a Multiple of Base Salary(1)	Guideline Status

John W. Peyton(2)	6	5.3	On Schedule

Vance Y. Chang(3)	4	1.7	On Schedule

John C. Cywinski	4	7.5	Meets Guideline

Jay D. Johns(4)	4	2.5	On Schedule

Christine K. Son	2	3.2	Meets Guideline

Allison Hall	2	2.2	Meets Guideline

(1)	Based upon holdings in the shares of common stock of the Corporation and one-year average daily price per share of the Corporation’s common stock from October 2, 2020 to October 1, 2021.

(2)	Mr. Peyton has until January 4, 2026 to meet his stock ownership guideline.

(2)	Mr. Chang has until June 14, 2026 to meet his stock ownership guideline.

(3)	Mr. Johns has until June 13, 2024 to meet his stock ownership guideline.

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

Clawback Policy

To the extent permitted by governing law, in the event that (i) the Corporation is required to make a material restatement of its financial statements as a result of fraudulent behavior or material intentional misconduct on the part of the Corporation’s current or former (a) Chief Executive Officer, (b) executive officers subject to Section 16 of the Exchange Act or (c) other executive officers who report directly to the Chief Executive Officer and (ii) any incentive compensation was paid to any of these individuals based upon achievement of certain financial results and in reliance upon the financial statements to be restated, then the Board of Directors may, in its sole discretion and upon making a determination that it would be in the best interest of the Corporation to do so, direct the Corporation to make reasonable efforts to seek reimbursement of any such incentive compensation paid within the past three years from the date of the restatement to the extent it exceeds the amounts that would have been earned under the restated financial statements. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and Chief Financial Officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law or regulation.

Hedging and Pledging Restrictions

Under the Corporation’s Insider Trading Policy, all officers, employees and directors of the Corporation are prohibited from engaging in short sales of the Corporation’s common stock or in taking positions on the Corporation’s publicly traded call and put options or otherwise using financial instruments to engage in hedging transactions to lock in the value of the Corporation’s securities by preventing a decrease and/or increase in value.

Employment Agreements and Change in Control Provisions

Employment Agreements

The Corporation enters into employment agreements with certain executives when it determines that an employment agreement is desirable for the Corporation to obtain a measure of assurance as to the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Corporation with respect to other similarly situated employees.

As of December 31, 2021, Mr. Peyton, Mr. Chang, and Mr. Cywinski were each a party to an employment agreement with the Corporation, and as of March 9, 2022, Mr. Cywinski’s employment agreement was amended and restated and Mr. Johns entered into an employment agreement with the Corporation. Each employment agreement provides for an initial employment term of three years. Mr. Peyton’s employment agreement further provides for automatic successive one-year extensions at the end of such term unless the Corporation or the executive gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. The Corporation may terminate any employment agreement at any time, with or without cause upon written notice to the executive. The employment agreements provide for base salaries, target annual cash incentive opportunities as a percentage of base salary and certain other perquisites and benefit programs. The employment agreements do not contain multi-year incentive guarantees or tax gross-ups. The employment agreements contain confidentiality, trade secrets, discoveries, and non-solicitation provisions.

Mr. Joyce was a party to an employment agreement with the Corporation. The employment agreement had a term beginning on September 12, 2017 and ending on February 1, 2021 with no automatic extensions. In connection with our CEO transition, in November 2020, Mr. Joyce and the Corporation amended Mr. Joyce’s employment agreement to transition Mr. Joyce to the role of non-executive special advisor as of January 4, 2021 and to extend the term of the agreement through February 16, 2021. Mr. Joyce’s employment agreement terminated as of February 16, 2021.

Ms. Son and Ms. Hall are parties to employment offer letters with the Corporation, effective as of March 16, 2021 and May 10, 2021, respectively.

Under certain termination scenarios, the employment agreements may provide for severance payments, benefits continuation and vesting of outstanding equity-based awards. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the employment agreements.

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2022 PROXY STATEMENT
EXECUTIVE COMPENSATION

Amended and Restated Executive Severance and Change in Control Policy

As of December 31, 2021, Mr. Johns, Ms. Son and Ms. Hall participated in the Corporation’s Amended and Restated Executive Severance and Change in Control Policy. This policy is intended to increase the retention of the senior leadership team and to provide severance benefits under specified circumstances to certain individuals who are in a position to contribute materially to the success of the Corporation. These arrangements also are intended to facilitate changes in the leadership team by setting terms for the termination of an executive officer in advance, thereby allowing a smooth transition of responsibilities when it is in the best interests of the Corporation. Under certain termination scenarios, the policy may provide for severance payments, benefits continuation and vesting of certain outstanding equity-based awards. The policy does not provide for tax gross-ups. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the Amended and Restated Executive Severance and Change in Control Policy.

Nonqualified Deferred Compensation Plan

Pursuant to the Deferred Compensation Plan, all NEOs are eligible to defer their base salaries, annual cash incentives, and long-term incentive plan cash distributions. Deferrals are always 100% vested. This plan provides the NEOs with a long-term capital accumulation opportunity. The Deferred Compensation Plan provides a range of investment opportunities and is designed to comply with Section 409A of the Internal Revenue Code (the “Code”). See “2021 Nonqualified Deferred Compensation” in this proxy statement for additional information.

Perquisites

The Corporation provided all 2021 NEOs with limited perquisites as part of a competitive total compensation package. The Compensation Committee annually reviews the perquisites provided to the NEOs and approves those personal benefits or perquisites that it deems to be in the Corporation’s best interest in order to induce executives to maintain or accept employment with us.

Annual Physicals. Each NEO is entitled and expected to have an annual physical provided at the Corporation’s cost.

Automobile Allowances. The Corporation pays each of the NEOs an automobile allowance.

Supplemental Life Insurance. The Corporation provides supplemental life insurance for each of the NEOs in addition to paying for life insurance for all eligible employees. NEOs are provided $900,000 in life insurance under the Corporation’s group policy.

Supplemental Disability Insurance. The Corporation provides supplemental disability insurance for each of the NEOs in addition to paying for disability insurance for all eligible employees. The coverage for each NEO generally provides for a benefit equal to 60% of pre-disability earnings subject to a maximum of $25,000 per month.

Tax Preparation Reimbursement. The Corporation may provide tax preparation reimbursement for certain NEOs who are required to file tax returns in multiple states as a result of their employment with the Corporation. The benefit is taxable to the NEO and is intended to encourage the NEO to engage knowledgeable experts to assist with tax preparation.

Restaurant Dining Expenses. The Corporation reimburses each of the NEOs for amounts spent dining at Applebee’s and IHOP restaurants.

Other. On a case-by-case basis, the Corporation may provide other perquisites to certain executives from time to time.

See the 2021 Summary Compensation Table for additional details on these perquisites.

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2022 PROXY STATEMENT
COMPENSATION TABLES

COMPENSATION TABLES

Compensation tables and accompanying notes and disclosures for all NEOs are set forth below.

2021 Summary Compensation Table

The following 2021 Summary Compensation Table and accompanying notes set forth information concerning compensation earned by each of the Corporation’s NEOs for the fiscal year ended December 31, 2021, and, to the extent required under applicable SEC disclosure rules, the fiscal years ended December 31, 2020 and 2019.

Name & Principal Position	Year	Salary ($)(1)		Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

John Peyton	2021	961,539		1,200,000	(6)	4,251,545	(7)	2,074,736	(8)	2,000,000	350,193	10,838,013
Chief Executive Officer

Vance Chang	2021	259,615		—		998,157	(9)	204,029		750,000	26,203	2,238,004
Chief Financial Officer

Allison Hall	2021	343,112	(10)	60,000	(11)	350,123	(12)	—		363,000	24,560	1,140,795
SVP, Chief Accounting Officer & Previous Interim Chief Financial Officer

John C. Cywinski	2021	686,115		—		902,391	(13)	340,009		1,403,069	36,664	3,368,248
President, Applebee’s Business Unit	2020	668,185		286,875		330,026		340,014		364,815	37,173	2,027,088
	2019	612,295		—		288,794		297,475		606,730	34,871	1,840,166

Jay D. Johns	2021	582,692		—		297,031		306,035		1,044,191	41,963	2,271,912
President, IHOP Business Unit	2020	546,154		206,250		247,563		255,006		110,550	35,433	1,400,956
	2019	476,803		—		1,107,359		110,495		383,869	38,984	2,117,509

Christine K. Son	2021	398,249		—		499,996	(14)	—		540,000	37,021	1,475,266
Senior Vice President

Stephen P. Joyce	2021	115,385		—		—		—		—	40,968	156,353
Former Chief Executive Officer	2020	1,000,000		500,000		—		—		—	334,775	1,834,775
	2019	1,000,000		—		—		—		455,948	297,810	1,753,758

Thomas H. Song(7)	2021	52,885		—		—		—		—	4,154	57,039
Former Chief Financial Officer	2020	543,846		206,250		264,038		272,008		265,320	116,170	1,667,632
	2019	508,461		250,000		231,095		237,985		520,930	38,197	1,786,668

(1)	Represents 26 bi-weekly pay periods during the fiscal years ended December 31, 2019, 2020, and 2021, respectively.

(2)

The amounts reported in this column for 2021 represent the aggregate grant date fair value related to the RSAs that were granted as part of the 2021 LTI award, computed in accordance with FASB ASC Topic 718, as well as the sign-on RSA awards and the incremental fair value associated with the modification of Mr. Cywinksi’s 2018 performance-based RSUs, each as further described in the footnotes to this table. The amounts in the “Stock Awards” column for prior years include the aggregate grant date fair value related to stock awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual reports on Form 10-K for the years ended 2021, 2020 and 2019, and for information regarding assumptions underlying the valuation of equity awards granted in 2021, 2020, and 2019, respectively.

(3)

The amounts in the “Option Awards” column for 2021, 2020, and 2019 represent the aggregate grant date fair value related to option awards granted in each of such years, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the years ended 2021, 2020, and 2019 for information regarding assumptions underlying the valuation of equity awards granted in 2021, 2020, and 2019.

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2022 PROXY STATEMENT
COMPENSATION TABLES

(4)

The amounts in the “Non-Equity Incentive Plan Compensation” column for 2021 represent the cash LTIP for the 2019 – 2021 performance period. These payout amounts were based on the Corporation’s attainment of relative TSR targets.

Name	Annual Incentive Plan Award ($)	Cash LTIP Award ($)	Non-Equity Incentive Plan Compensation ($)

John W. Peyton	2,000,000	0	2,000,000

Vance Y. Chang	750,000	0	750,000

Allison Hall	363,000	0	363,000

John C. Cywinski	1,176,400	226,669	1,403,069

Jay D. Johns	960,000	84,191	1,044,191

Christine K. Son	540,000	0	540,000

Stephen P. Joyce	0	0	0

Thomas H. Song	0	0	0

(5)	The amounts in “All Other Compensation” for 2021 include amounts paid or reimbursed for the following:

Name	Taxable Fringe ($)	Auto Allowance and Expenses ($)	401(k) Plan Contributions ($)	Dine Brands Restaurant Dining Expenses ($)	Relocation and Housing and Commuting Expenses* ($)	Life and Disability Insurance Premiums ($)	Annual Physical Exam ($)	Total ($)

John W. Peyton	152	14,423	14,500	442	313,734	3,442	3,500	350,193

Vance Y. Chang	152	7,788	12,500	626		1,538	3,600	26,204

Allison Hall	208	7,788	14,500	780		1,284	—	24,560

John C. Cywinski	208	15,000	14,500	1,025		5,931	—	36,664

Jay D. Johns	208	15,000	14,500	478		8,277	3,500	41,963

Christine K. Son	208	15,000	14,500	1,323		2,491	3,500	37,022

Stephen P. Joyce	56	1,731	5,769	—	32,457	955	—	40,969

Thomas H. Song	56	1,731	2,644	—		299	—	4,730

*	The relocation and commuting benefits paid to Messrs. Peyton and Joyce were valued based on the aggregate cost to the Company and reflect the amount paid to the NEO or service, as applicable.

(6)	Represents Mr. Peyton’s sign-on bonus that is repayable upon voluntary termination of employment within two years from date of hire.

(7)	Includes the grant date fair value associated with special sign-on RSUs awarded to Mr. Peyton valued at $3,096,478.

(8)	Includes the grant date fair value associated with special sign-on stock options awarded to Mr. Peyton valued at $884,704.

(9)	Includes the grant date fair value associated with sign-on RSAs awarded to Mr. Chang valued at $800,090.

(10)	Includes the grant date fair value associated with special recognition RSAs awarded to Ms. Hall valued at $200,082 in connection with her service as Interim CFO.

(11)	Includes a $5,000 per month stipend provided during the time Ms. Hall served as Interim Chief financial Officer.

(12)	Includes a $60,000 bonus Ms. Hall received upon completion of her service as Interim Chief Financial Officer.

(13)

Includes the incremental value of $572,384 attributable to the modification of Mr. Cywinski’s special retention award originally granted in December 2018 to extend the performance and service-based vesting periods.

(14)	Includes the grant date fair value associated with special recognition RSAs awarded to Ms. Son valued at $249,955 in connection with her promotion to SVP, Legal, General Counsel and Secretary.

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2022 PROXY STATEMENT
COMPENSATION TABLES

Grants of Plan-Based Awards in 2021

The following table provides information with respect to the plan-based awards granted by the Compensation Committee to the NEOs. Plan-based awards include annual incentive plan awards under the Corporation’s 2021 Annual Incentive Plan (“AIP”), RSAs, NQSOs and cash LTIP awards under the 2019 Stock Incentive Plan. For additional information on the performance objectives and determination of threshold, target, and maximum payouts for these awards, see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Stock Units (#)(2)		All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name / Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
John Peyton
AIP	—		500,000	1,000,000	2,000,000	—		—	—	—
LTIP	—		577,500	1,155,000	2,310,000	—		—	—	—
RSU	1/4/2021	11/13/2020	—	—	—	53,805		—	—	3,096,478
NQSO	1/4/2021	11/13/2020	—	—	—	—		29,016	57.55	884,704
RSA	3/4/2021	11/13/2020	—	—	—	14,011		—	—	1,155,067
NQSO	3/4/2021	11/13/2020	—	—	—	—		26,936	82.44	1,190,032
Vance Chang
AIP	—		187,500	375,000	750,000	—		—	—	—
LTIP	—		99,000	198,000	396,000	—		—	—	—
RSA	6/15/2021	5/4/2021	—	—	—	2,178		—	—	198,067
RSA	6/15/2021	5/4/2021	—	—	—	8,798	(5)	—	—	800,090
NQSO	6/15/2021	5/4/2021	—	—	—	—		4,148	90.94	204,029
John C. Cywinski
AIP	—	2/17/2021	294,100	588,200	1,176,400	—		—	—	—
LTIP	—	2/17/2021	165,000	330,000	660,000	—		—	—	—
RSA	3/4/2021	2/17/2021	—	—	—	4,003		—	—	330,007
NQSO	3/4/2021	2/17/2021	—	—	—	—		7,696	82.44	340,009
RSU(6)	12/17/2022	11/30/2022	—	18,525	18,525	—		—	—	572,384
Jay D. Johns
AIP	—	—	240,000	480,000	960,000	—		—	—
LTIP	—	2/17/2021	148,500	297,000	594,000	—		—	—
RSA	3/4/2021	2/17/2021	—		—	3,603		—	—	297,031
NQSO	3/4/2021	2/17/2021	—		—	—		6,927	82.44	306,035
Christine Son
AIP	—	2/17/2021	135,000	270,000	540,000	—		—	—	—
RSA	3/4/2021	2/17/2021	—	—	—	3,033		—	—	250,041
RSA	5/17/2021	3/16/2021	—	—	—	2,522		—	—	249,955
Allison Hall
AIP	—	2/17/2021	90,750	181,500	363,000	—		—	—	—
RSA	3/4/2021	1/19/2021	—	—	—	2,427		—	—	200,082
RSA	3/4/2021	2/17/2021	—	—	—	1,820		—	—	150,041

(1)

Please see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement for additional information regarding the AIP and cash LTIP.

(2)	Unless otherwise noted, RSAs reflected in this table vest as to one-third of the total shares on each of the first, second, and third anniversaries of the date of grant.

(3)	NQSOs reflected in this table vest and become exercisable as to one-third of the shares subject to the NQSO on each of the first, second and third anniversaries of the date of grant.

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(4)

The amounts in this column represent the aggregate grant date fair value related to RSAs and NQSO awards granted in 2021 computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 31, 2021 for information regarding assumptions underlying the valuation of equity awards.

(5)	Vests as to one-fourth of the total shares on each of the first, second, third, and fourth anniversaries of the date of grant.

(6)

Represents the incremental amount of performance-and time-based RSUs attributable to the modification of Mr. Cywinski’s special retention award originally granted in December 2018 to extend the performance and service-based vesting periods. Dividend equivalent rights have accrued and will continue to accrue on the RSUs and vest proportionately with the RSUs to which they relate.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table provides summary information regarding the outstanding equity awards for the Corporation’s NEOs at December 31, 2021.

	Stock Awards

	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Name	Exercisable (#)	Unexercisable (#)
John Peyton	—	29,016	(2)	57.55	1/04/31	53,805	(3)	4,078,957	—		—
		26,936	(4)	82.44	03/04/31	14,011	(5)	1,062,174	—		—
Vance Chang		4,148	(6)	90.94	6/15/31	2,178	(7)	165,114	—		—
						8,798	(8)	666,976
Allison Hall	1,004	501	(9)	98.97	02/25/29	677	(10)	51,323
	754	1,506	(11)	87.17	02/26/30	1,349	(12)	102,268
						923	(13)	69,973
						1,200	(14)	90,972
						2,427	(15)	183,991
						1,820	(16)	137,974
John Cywinski	58,875	—		54.82	03/15/27	2,918	(17)	221,214
	23,832	—		68.80	02/22/28	3,786	(18)	287,017
	9,044	4,522	(19)	98.97	02/25/29	4,003	(20)	303,467
	6,467	12,932	(21)	87.17	02/26/30	12,350	(22)	936,249	18,525	(23)	1,404,374
	—	7,696	(24)	82.44	03/04/31
Jay Johns	3,184			113.72	02/24/25	1,084	(25)	82,178
	7,528			90.90	02/26/26	10,556	(26)	800,250
	3,360	1,679	(27)	98.97	02/25/29	2,840	(28)	215,300
	4,850	9,699	(29)	87.17	02/26/30	3,603	(30)	273,143
		6,927	(31)	82.44	03/04/31
Christine Son	1,621			113.72	02/24/25	1,151	(32)	87,257
	3,764			90.90	02/26/26	1,691	(33)	128,195
	12,593			53.49	03/03/27	1,500	(34)	113,715
	4,767			68.80	02/22/28	3,033	(35)	229,932
	1,706	853	(36)	98.97	02/25/29	2,522	(37)	191,193
	1,381	2,762	(38)	87.17	02/26/30

(1)	Per share value of stock awards is $75.81 based on the closing price of the Common Stock on the NYSE on December 31, 2021.

(2)	These NQSOs became exercisable as to one-third on January 4, 2022 and will become exercisable as to one-third on each of January 4, 2023 and January 4, 2024.

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(3)	These RSUs vested as to one-half on January 4, 2022 and will vest as to one-half on January 4, 2023.

(4)	These NQSOs became exercisable as to one-third on March 4, 2022 and will become exercisable as to one-third on each of March 4, 2023 and March 4, 2024.

(5)	These RSAs vested as to one-third on March 4, 2022 and will vest as to one-third on each of March 4, 2023 and March 4, 2024.

(6)	These NQSOs will become exercisable as to one-third on each of June 15, 2022, June 15, 2023, and June 15, 2024.

(7)	These RSAs will vest as to one-third on each of June 15, 2022, June 15, 2023, and June 15, 2024.

(8)	These RSAs will vest as to one-fourth on each of June 15, 2022, June 15, 2023, June 15, 2024, and June 15, 2025.

(9)	These NQSOs became exercisable on February 25, 2022.

(10)	These RSUs vested on February 25, 2022.

(11)	These NQSOs became exercisable as to one-half on February 26, 2022 and will become exercisable as to one-half on February 26, 2023.

(12)	These RSAs will vest in full on September 16, 2022.

(13)	These RSAs will vest in full on February 26, 2023.

(14)	These RSAs will vest as to one-half on each of December 15, 2022 and December 15, 2023.

(15)	These RSAs will vest in full on March 4, 2024.

(16)	These RSAs vested as to one-third on March 4, 2022 and will vest as to one-third on each of March 4, 2023 and March 4, 2024.

(17)	These RSAs vested in full on February 25, 2022.

(18)	These RSAs will vest in full on February 26, 2023.

(19)	These NQSOs became exercisable on February 25, 2022.

(20)	These RSAs vested as to one-third on March 4, 2022 and will vest as to one-third on each of March 4, 2023 and March 4, 2024.

(21)	These NQSOs became exercisable as to one-half on February 26, 2022 and will become exercisable as to one-half on February 26, 2023.

(22)	These RSUs will vest on March 1, 2023.

(23)	These RSUs will vest on March 1, 2023 in an amount to be determined based upon the achievement of certain stock price performance targets.

(24)	These NQSOs became exercisable as to one-third on March 4, 2022 and will become exercisable as to one-third on each of March 4, 2023 and March 4, 2024.

(25)	These RSAs vested in full on February 25, 2022.

(26)	These RSAs will vest in full on June 13, 2022.

(27)	These NQSOs became exercisable on February 25, 2022.

(28)	These RSAs will vest in full on February 26, 2023.

(29)	These NQSOs became exercisable as to one-half on February 26, 2022 and will become exercisable as to one-half on February 26, 2023.

(30)	These RSAs vested as to one-third on March 4, 2022 and will vest as to one-third on each of March 4, 2023 and March 4, 2024.

(31)	These NQSOs became exercisable as to one-third on March 4, 2022 and will become exercisable as to one-third on each of March 4, 2023 and March 4, 2024.

(32)	These RSAs vested in full on February 25, 2022.

(33)	These RSAs will vest in full on February 26, 2023.

(34)	These RSAs will vest as to one-half on each of December 15, 2022 and December 15, 2023.

(35)	These RSAs vested as to one-third on March 4, 2022 and will vest as to one-third on each of March 4, 2023 and March 4, 2024.

(36)	These NQSOs became exercisable on February 25, 2022.

(37)	These RSAs will vest as to one-third on each of May 17, 2022, May 17, 2023, and May 17, 2024.

(38)	These NQSOs became exercisable as to one-half on February 26, 2022 and will become exercisable as to one-half on February 26, 2023.

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2021 Option Exercises and Stock Vested

The following table provides information on stock option exercises and vesting of stock awards by the NEOs during the fiscal year ended December 31, 2021.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

Stephen P. Joyce	350,000	14,271,622	288,167	21,503,022

Thomas H. Song	9,290	154,493	—	—

John W. Peyton	—	—	—	—

Vance Y. Chang	—	—	—	—

John C. Cywinski	—	—	10,799	925,617

Jay D. Johns	2,407	30,703	1,200	96,972

Christine Son	—	—	4,823	385,307

Allison Hall	—	—	2,615	207,744

(1)	Represents the difference between the market value of the stock on the exercise date and the exercise price times the number of NQSOs exercised.

(2)	Represents the lapsing of restrictions on and the release of RSAs and RSUs granted to the NEO.

(3)	Represents the product of the number of shares vested and the closing price of the Corporation’s Common Stock on the NYSE on the vesting date.

2021 Nonqualified Deferred Compensation

Pursuant to the Deferred Compensation Plan, certain highly compensated employees can elect to defer up to 80% of their base salary, 100% of annual cash incentives and 100% of long-term incentive plan distributions instead of receiving these amounts as payments taxable in the year of receipt.

Under the Deferred Compensation Plan, participants may designate select investment options approved by the Compensation Committee in which the deferred compensation payments are deemed to be invested. These investment options are not publicly traded and are only available through variable insurance products. Participants have no ownership interest in the investment options they select, as the investment options are used principally to measure gains or losses. Amounts are credited or debited to participant’s account balance in accordance with deferral elections made by the participant. There is no guaranteed investment return on any deferred payment amounts.

The unfunded, nonqualified plan structure of the Deferred Compensation Plan is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant’s deferral account represent unsecured claims against the Corporation’s assets. Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election either in a lump sum or annual installment payments commencing on the applicable benefit distribution date selected by the participant. No NEOs participated in the Deferred Compensation Plan during 2021 or had account balances as of December 31, 2021.

Employment Agreements and Equity Awards

The employment agreements for Mr. Peyton, Mr. Chang, and Mr. Cywinski and the employment offer letters and Amended and Restated Executive Severance and Change in Control Policy for Mr. Johns, Ms. Son and Ms. Hall provide for severance benefits in the event of termination by the Corporation without “cause,” termination by the executive for “good reason” either prior to or following a “change in control,” termination upon a change in control only, termination due to death and termination due to disability.

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The award agreements under our 2019 Stock Incentive Plan and 2016 Stock Incentive Plan provide for certain treatment of unvested equity awards upon a recipient’s termination of employment. Our RSA and RSU agreements generally provide that an executive shall no longer be entitled to the entire RSA or RSU award if the recipient does not remain continuously employed through the vesting period, except in the case of (i) disability or death, in which case the recipient shall fully vest in the RSAs or RSUs, or (ii) upon a change in control, in which case the recipient shall fully vest in the RSAs or RSUs subject to certain conditions including a qualifying termination. Our NQSO agreement generally provides that NQSOs may not be exercised after a recipient ceases to be employed or engaged by the Corporation except in the case of (i) death or disability, in which case, the recipient shall fully vest in the NQSOs and shall have 12 months from the date of termination to exercise such NQSOs; (ii) retirement, in which case, the recipient shall fully vest in the NQSOs and shall have five years from the date of retirement to exercise such NQSOs; and (iii) a qualifying termination upon a change in control, in which case, the recipient is eligible to receive, subject to certain conditions, the payment of a lump sum amount in cash equal to the product of the excess of the fair market value of the option over the option exercise price and the number of unexercised option shares.

Employment Agreement with John W. Peyton

The employment agreement between the Corporation and Mr. Peyton provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton would be entitled to the following benefits:

•	any accrued base salary through the date of termination and any bonus for the prior fiscal year not yet paid;

•

a lump sum payment equal to two times the sum of his annual base salary, plus the greater of (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then current fiscal year;

•	the annual bonus payout for Mr. Peyton for the year of termination based on actual performance, prorated for the length of service during such year;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of all make-good RSU and make-good options granted to Mr. Peyton under his employment agreement;

•	the right to exercise any vested stock options or SARs for up to 24 months;

•	accelerated vesting of time-based equity awards that would have vested during the 24-month period following such termination; and

•

vesting of performance-based equity awards based on the portion of the period elapsed prior to the date of termination plus up to 24 months, with each such award to be paid at the time such award would have been paid to Mr. Peyton had he remained employed with the Corporation, based on actual performance during such period.

The employment agreement with Mr. Peyton also provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton will be entitled to the following benefits:

•

a lump sum payment equal to three times the sum of his base salary, plus the greater of (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then current fiscal year;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of all time-based equity awards, including Mr. Peyton’s make-good RSUs and make-good options; and

•

vesting of all performance-based equity awards and long-term cash-based compensation subject to performance-vesting criteria based on the Corporation’s actual performance through the date of such change in control.

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Employment Agreement with Vance Y. Chang

The employment agreement between the Corporation and Mr. Chang provides that, in the event of termination by the Corporation without “cause” or by Mr. Chang for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Chang will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	continued insurance coverage for a maximum of 12 months;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 12 months.

The employment agreement with Mr. Chang also provides that, in the event of termination by the Corporation without “cause” or by Mr. Chang for “good reason” within three months prior to or 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Chang will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreements with John C. Cywinski

The employment agreement between the Corporation and Mr. Cywinski in effect prior to March 9, 2022 provided that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski would be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	continued insurance coverage for a maximum of 12 months;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period;

•	the right to exercise any vested stock options or SARs for up to 24 months; and

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•	up to $10,000 in outplacement assistance.

The prior employment agreement with Mr. Cywinski also provided that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski would be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

The Corporation and Mr. Cywinski entered into a new employment agreement on March 9, 2022, which provides that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus 100% of his target bonus for the period during which the termination of employment occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

The employment agreement with Mr. Cywinski also provides that, in the event of termination by the Corporation without “cause” or by Mr. Cywinski for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Cywinski will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus 200% of his target bonus for the period during which the termination of employment occurs;

•	a lump sum payment equal to his prorated target bonus for the year of termination;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

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Employment Agreement with Jay D. Johns

The employment agreement between the Corporation and Mr. Johns entered into on March 9, 2022 provides that, in the event of termination by the Corporation without “cause” or by Mr. Johns for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Johns will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus 100% of his target bonus for the period during which the termination of employment occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

The employment agreement with Mr. Johns also provides that, in the event of termination by the Corporation without “cause” or by Mr. Johns for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Johns will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus 200% of his target bonus for the period during which the termination of employment occurs;

•	a lump sum payment equal to his prorated target bonus for the year of termination;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Amended and Restated Executive Severance and Change in Control Policy

As of December 31, 2021, pursuant to the terms of the then-current employment offer letters for Mr. Johns, Ms. Son, and Ms. Hall, and the Amended and Restated Executive Severance and Change in Control Policy, if the executive’s employment was involuntarily terminated by the Corporation without “cause” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, the executive would be entitled to the following benefits:

•	an amount equal to 12 months’ base salary, plus pro rata bonus; and

•	up to $5,000 in outplacement assistance.

As of December 31, 2021, the Amended and Restated Executive Severance and Change in Control Policy also provided that in the event the executive’s employment was involuntarily terminated by the Corporation without “cause” within 24 months following a “change in control” or the executive’s employment was voluntarily terminated for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, the executive would be entitled to the following benefits:

•

an amount equal to 24 months’ base salary, plus the greater of (i) the target bonus for the year in which the termination occurs and (ii) the average of the executive’s actual bonus attributable to the prior three years;

•

full vesting of any unvested stock options, restricted stock, other unvested equity awards or grants, and unvested long-term cash-based awards subject to performance-based vesting conditions, based on actual performance;

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•	up to $5,000 in outplacement assistance; and

•	continued insurance coverage for a maximum of 24 months.

Effective January 1, 2022, the Corporation adopted a new Amended and Restated Executive Severance and Change in Control Policy. Mr. Johns was subject to this policy until his employment agreement with the Corporation became effective on March 9, 2022. Pursuant to the terms of the employment offer letters for Ms. Son and Ms. Hall, the employment offer letter for Mr. Johns that was effective prior to his entry into an employment agreement with the Corporation, and the Amended and Restated Executive Severance and Change in Control Policy, if the executive’s employment is involuntarily terminated by the Corporation without “cause” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•	an amount equal to 12 months’ base salary, plus 100% of the target bonus for the performance period in which the termination occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

The Amended and Restated Executive Severance and Change in Control Policy also provides that in the event the executive’s employment is involuntarily terminated by the Corporation without “cause” within 24 months following a “change in control” or the executive’s employment is voluntarily terminated for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•	an amount equal to 24 months’ base salary, plus 200% of the annual target bonus for the performance period in which the termination occurs;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Section 280G of the Code

The employment agreements for Mr. Peyton, Mr. Chang, Mr. Cywinski, and Mr. Johns as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Ms. Son and Ms. Hall provide that if any payment or benefit received by the executive would not be deductible by reason of Section 280G of the Code, then the payment or benefits will be reduced until no portion of such payment or benefits is not deductible by reason of Section 280G of the Code, provided, that no such reduction will be made unless the net after-tax benefit received by the executive after such reduction would exceed the net after-tax benefit received by the executive if no such reduction was made.

Potential Payments Upon Termination or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the NEO’s employment had terminated or a “change in control” had occurred on December 31, 2021, based on the Corporation’s closing stock price on December 31, 2021. These benefits are in addition to benefits available generally to salaried employees. Messrs. Joyce and Song did not receive any amounts in connection with their separations from the Corporation.

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2022 PROXY STATEMENT
COMPENSATION TABLES

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Corporation’s stock price. In addition, as of December 31, 2021, the employment agreements for Mr. Peyton, Mr. Chang, and Mr. Cywinski as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Mr. Johns, Ms. Son, and Ms. Hall provide that if the payments and benefits to a Named Executive Officer under his or her respective employment agreement or policy or another plan, arrangement or agreement would subject the Named Executive Officer to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, if such reduction would result in the Named Executive Officer receiving a higher net after-tax amount. The amounts reflected in this table do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the applicable employment agreement or policy.

There can be no assurance that a termination or “change in control” would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact. Please see “Employment Agreements and Change in Control Provisions” in the Compensation Discussion and Analysis section of this proxy statement for additional information.

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Peyton, Mr. Chang and Mr. Cywinski, voluntary termination by the participant for “good reason” prior to a “change in control.”

Payments	Peyton		Chang	Cywinski	Johns	Son	Hall

Cash Severance	$4,000,000		$500,000	$1,175,258	$600,000	$450,000	$330,000

Pro-Rata Bonus Payment	$2,000,000		$0	$0	$960,000	$540,000	$363,000

Time-Vested NQSO Spread Value	$529,832		$0	$0	$0	$0	$0

Time-Vested RSA and RSU Value	$4,787,098		$221,744	$322,420	$800,250	$0	$0

Cash LTIP Value	$1,593,900		$90,169	$378,469	$0	$0	$0

Performance- and Time-Vested NQSO Spread Value	$0		$0	$0	$0	$0	$0

Performance- and Time-Vested RSU Value	$0		$0	$936,254	$0	$0	$0

Welfare Benefit Value	$27,531		$18,473	$17,944	$6,315	$8,227	$3,215

Outplacement	$10,000		$10,000	$10,000	$5,000	$5,000	$5,000

Aggregate Payments	$12,948,361	*	$840,386	$2,840,344	$2,371,565	$1,003,227	$701,215

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COMPENSATION TABLES

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Peyton, Mr. Chang and Mr. Cywinski, voluntary termination by the participant for “good reason” following a “change in control” (“CIC”).

Payments	Peyton		Chang		Cywinski	Johns	Son	Hall

Cash Severance	$6,000,000		$1,000,000		$2,350,515	$1,680,000	$1,170,000	$825,000

Pro-Rata Bonus Payment	$2,000,000		$750,000		$1,176,400	$960,000	$540,000	$363,000

Time-Vested NQSO Spread Value due to CIC	$529,832		$0		$0	$0	$0	$0

Time-Vested RSA and RSU Value due to CIC	$5,141,131		$832,091		$811,698	$1,370,872	$750,292	$636,501

Cash LTIP Value due to CIC	$1,593,900		$273,240		$682,069	$494,051	$0	$0

Performance- and Time-Vested NQSO Spread Value due to CIC	$0		$0		$0	$0	$0	$0

Performance- and Time-Vested RSU Value due to CIC	$0		$0		$2,340,624	$0	$0	$0

Welfare Benefit Value	$27,531		$36,946		$35,888	$26,707	$34,356	$14,301

Outplacement	$10,000		$10,000		$10,000	$5,000	$5,000	$5,000

Aggregate Payments	$14,573,173	*	$2,654,127	*	$7,407,193	$4,536,631	$2,499,648	$1,843,801

*	Includes anticipated reductions in accordance with the section entitled “Section 280G of the Code” above.

The following table presents payments upon a “change in control” only and no termination of employment.

Payments	Peyton		Chang	Cywinski	Johns	Son	Hall

Time-Vested NQSO Spread Value due to CIC	$0		$0	$0	$0	$0	$0

Time-Vested RSA and RSU Value due to CIC	$0		$0	$0	$0	$0	$0

Cash LTIP Value due to CIC	$0		$0	$0	$0	$0	$0

Performance- and Time-Vested NQSO Spread Value due to CIC	$0		$0	$0	$0	$0	$0

Performance- and Time-Vested RSU Value due to CIC	$0		$0	$0	$0	$0	$0

Aggregate Payments	$0	*	$0	$0	$0	$0	$0

The NEOs have contractual entitlements to double trigger treatment with respect to cash severance and the vesting of outstanding equity and cash LTIP awards. In the event of a change-in-control where the acquiring entity does not assume outstanding awards, the Compensation Committee may exercise discretion to provide for the accelerated vesting of outstanding equity and cash LTIP awards.

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COMPENSATION TABLES

The following table presents payments upon termination of employment due to disability or death.

Payments	Peyton		Chang	Cywinski	Johns	Son	Hall

Pro-Rata Bonus Payment	$2,000,000		$750,000	$1,176,400	$960,000	$540,000	$363,000

Time-Vested NQSO Spread Value due to Death or Disability	$529,832		$0	$0	$0	$0	$0

Time-Vested RSA and RSU Value due to Death or Disability	$5,141,131		$832,091	$811,698	$1,370,872	$750,292	$636,501

Cash LTIP Value due to Death or Disability	$525,987		$90,169	$378,469	$220,811	$0	$0

Performance- and Time-Vested NQSO Spread Value due to Death or Disability	$0		$0	$0	$0	$0	$0

Performance- and Time-Vested RSU Value due to Death or Disability	$0		$0	$936,254	$0	$0	$0

Aggregate Payments	$8,196,950	*	$1,672,260	$3,302,820	$2,551,683	$1,290,292	$999,501

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of John W. Peyton, our CEO. Consistent with the Compensation Committee’s approach to our executive compensation program, we set compensation using a market-based approach. Accordingly, we strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies amongst each local market in order to allow us to provide a competitive compensation package.

Ratio

For 2021,

•	The median of the annual total compensation of all of our employees, including part time hourly restaurant employees, other than Mr. Peyton, was $17,180.

•

Mr. Peyton’s annual total compensation was $10,892,764. This includes $3,982,382 in one-time awards made at this time of his hire designed to compensate him for amounts he would forfeit in leaving his then-current employment. The total used for purposes of the CEO pay ratio differs from the amount reported in the Total column of the 2021 Summary Compensation Table due to the inclusion of the company-paid portion of health insurance premiums, which are excluded for Summary Compensation Table purposes, and due to the annualization of his base salary.

•	Based on this information, the ratio of the annual total compensation of Mr. Peyton to the median of the annual total compensation of all employees is estimated to be 634 to 1.

Identification of Median Employee

As of the December 31, 2021 median employee identification date, we had 3,521 employees, with 3,504 employees based in the United States, eight in Mexico, four in the United Arab Emirates, three in Canada and two in the Philippines. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for five percent or less of the Corporation’s total number of employees. The Corporation applied this de minimis exemption when identifying the median employee by excluding the 17 employees located outside of the United States. In determining the median employee, 3,504 employees in the United States and no employees located outside of the United States were used for the pay ratio calculation.

For purposes of identifying the 2021 median employee from our employee population base, we considered the annual total sum of base salary, wages, overtime, tips, and target bonus, as applicable, compiled from our human resources records. We

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COMPENSATION TABLES

selected these compensation measures as they represent the principal forms of compensation delivered to all of our employees and this information is readily available. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 31, 2021 and annualized the compensation of any employee who was employed by us for less than the entire year.

Using this methodology, we determined that our median employee was a full-time, hourly employee located in Boone, North Carolina. In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules except that we elected to include the company-paid portion of health insurance premiums, which are normally excluded from the calculation of total compensation for purposes of the Summary Compensation Table.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 about Common Stock that may be issued under the 2019 Stock Incentive Plan.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($) /Share	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

Equity Compensation Plans approved by security holders	475,904	76.65	1,087,403

Equity Compensation Plans not approved by security holders	—	—	—

Total	475,904	76.65	1,087,403

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2022 PROXY STATEMENT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following members of the Board of Directors served on the Compensation Committee during 2021: Daniel J. Brestle (Chairman until May 10, 2021), Howard M. Berk (Chairman after May 10, 2021), Caroline W. Nahas and Lilian C. Tomovich. None of the Corporation’s executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers or employees of the Corporation serve on the Compensation Committee and no Compensation Committee member had a relationship during 2021 that would require disclosure pursuant to Item 404 of Regulation S-K.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

General. The following table sets forth certain information with respect to each person who is currently an executive officer of the Corporation:

Name	Age	Position and Offices with the Corporation

John W. Peyton	55	Chief Executive Officer

Vance Y. Chang	46	Chief Financial Officer

John C. Cywinski	59	President, Applebee’s

Jay D. Johns	61	President, IHOP

Christine K. Son	47	Senior Vice President, Legal, General Counsel and Secretary

Allison Hall	57	Senior Vice President, Chief Accounting Officer

Executive officers of the Corporation are appointed by, and serve at the discretion of, the Board of Directors.

Biographical information for Mr. Peyton is provided in the section entitled “Proposal One: Election of Directors” Certain biographical information for the other executive officers is set forth below.

Mr. Chang was appointed as Chief Financial Officer of the Corporation in June 2021. Mr. Chang served as the Chief Financial Officer of Exer Urgent Care, a medical services company, from 2019 to 2021. From 2016 to 2019, Mr. Chang was the Chief Financial Officer for YogaWorks. In October 2020, YogaWorks filed bankruptcy and sold its assets, which the company stated was largely due to the impact of the COVID-19 pandemic on their business.

Mr. Cywinski was appointed to the position of President, Applebee’s Business Unit in March 2017.

Mr. Johns was appointed to the position of President, IHOP in June 2019. Mr. Johns served as the Senior Vice President, Operations for IHOP from April 2017 to June 2019. Mr. Johns has been with the Corporation in various operations leadership roles since February 2009, including serving as the Senior Vice President, Strategic Operations Implementation from November 2013 to April 2017.

Ms. Son was appointed as Senior Vice President, Legal, General Counsel and Secretary of the Corporation in April 2021. Ms. Son joined the Corporation in 2011 and served as Vice President, Deputy General Counsel and Assistant Secretary from 2019 to 2021 and as Vice President, Associate General Counsel from 2014 to 2019.

Ms. Hall was appointed to the position of Senior Vice President, Chief Accounting Officer in June 2021. Ms. Hall served as Interim Chief Financial Officer of the Corporation from January 2021 to June 2021 and as Vice President and Corporate Controller of the Corporation from March 2019 to January 2021. Ms. Hall served as Assistant Controller of the Corporation from the start of her employment with the Corporation in 2007 until March 2019.

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AUDIT-RELATED MATTERS

AUDIT-RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has determined that:

•

each Audit Committee member is “independent” under the corporate governance listing standards of the NYSE and is or will become “financially literate,” as defined by the NYSE, within a reasonable period of time after appointment to the Audit Committee;

•	each member of the Audit Committee satisfies the “financial management expertise” standard, as required by the NYSE; and

•	Douglas M. Pasquale, Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by the SEC.

Management is responsible for the preparation of financial statements and the financial reporting process, including the system of internal controls over financial reporting. Ernst & Young LLP (“Ernst & Young”), the Corporation’s independent auditor, is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for assisting the Board of Directors in monitoring:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the Corporation’s independent auditor’s qualifications and independence; and

•	the performance of the Corporation’s independent auditor and the Corporation’s internal audit function.

It is the Audit Committee’s policy to review and approve in advance all proposed audit and non-audit services to be provided by the Corporation’s independent auditor.

During 2021, the Audit Committee met six times and held separate discussions with management, the Corporation’s internal auditors and Ernst & Young. The Audit Committee reviewed and discussed the Corporation’s interim financial information contained in each quarterly earnings announcement with the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel and Ernst & Young prior to public release. The Audit Committee reviewed the Corporation’s quarterly financial statements with management and Ernst & Young.

Management has represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with management and Ernst & Young the Corporation’s fiscal year ended December 31, 2021 annual consolidated financial statements. The Audit Committee has also discussed the following with Ernst & Young:

•

the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC which include, among other items, matters related to the conduct of the audit of the Corporation’s annual consolidated financial statements;

•

the critical accounting policies and practices used in the preparation of the Corporation’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Ernst & Young discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by Ernst & Young; and

•	other written communications between Ernst & Young and management.

In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young the firm’s independence from the Corporation and management, including all relationships between Ernst & Young and the Corporation.

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AUDIT-RELATED MATTERS

The Audit Committee has considered whether the provision of non-audit services by Ernst & Young in the fiscal year ended December 31, 2021 is compatible with maintaining the auditors’ independence and determined that the provision of non-audit services by Ernst & Young is compatible with maintaining the auditors’ independence. The Audit Committee discussed with the Corporation’s internal auditors, Ernst & Young and management the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their respective audits, the evaluations of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee also discussed with Ernst & Young whether there were any audit problems or difficulties, and management’s response. In addition, the Audit Committee monitored the Corporation’s compliance activities relating to the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

The Audit Committee also selected Ernst & Young as the Corporation’s independent auditor for the fiscal year ending December 31, 2022. The Board of Directors is recommending that stockholders ratify this appointment at the Annual Meeting.

THIS REPORT IS SUBMITTED BY THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Douglas M. Pasquale (Chairman)

Howard M. Berk

Susan M. Collyns

Richard J. Dahl

Michael C. Hyter

Martha C. Poulter

Independent Auditor Fees

The following table sets forth information concerning Ernst & Young’s fees for the fiscal years ended December 31, 2021 and 2020. All of the fees shown in the table were approved by the Audit Committee in conformity with its pre-approval process.

Type of Fee	2021	2020

Audit Fees	$1,585,000	$1,439,029

Audit-Related Fees	$—	$—

Tax Fees	$58,608	$89,292

All Other Fees	$2,000	$63,490

Total	$1,645,608	$1,591,811

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Corporation’s annual financial statements (including services incurred in rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Audit fees also include fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs.

Tax Fees comprise fees for tax compliance, tax planning, and tax advice, including the provision of such services in connection with business acquisition and divestiture activities.

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AUDIT-RELATED MATTERS

All Other Fees consists of fees relating to other non-audit and non-tax services.

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit Committee reviews and, as appropriate, approves in advance the independent auditor’s annual engagement letter, including the proposed fees contained therein. The Audit Committee also reviews all audit and permitted non-audit engagements and relationships between the Corporation and its independent auditor, and approves in advance all of the fees related thereto. These services may include audit services, audit-related services, tax services, and other specifically designated non-audit services.

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2022 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has designated the ten nominees listed below for election as directors of the Corporation, each to serve for a term of one year that will expire at the Corporation’s 2023 annual meeting of stockholders.

Your proxy will be voted as specified thereon or, if no instructions are given, for the Board of Directors nominees; however, the persons designated to vote proxies reserve full discretion to vote the shares represented by the proxies for the election of any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees, each of whom currently serves on the Board of Directors, will be unavailable or unable to serve if elected.

The Board of Directors believes that each of the director nominees and continuing directors is well qualified to serve on the Board of Directors, and each of the nominees brings his or her particular business, industry and financial experience and expertise to the Board of Directors. The Board of Directors believes that the backgrounds and qualifications of all of the directors, considered as a group, provide a complementary blend of diversity, experience, knowledge, and abilities.

The following paragraphs give the name and age of each director nominee, as well as each nominee’s business experience over the last five years or more. Immediately following the description of each nominee’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the nominee should serve as a director of the Corporation.

Howard M. Berk (age 57). Mr. Berk has served on the Corporation’s Board of Directors since 2009. Mr. Berk is a Senior Advisor of MSD Partners, L.P. (“MSD”), a private investment firm. Previously, Mr. Berk had been a partner at MSD since 2002 and has overseen both public and private equity. From 1998 to 2002, Mr. Berk was managing director of TG Capital Corp., an investment group that manages the capital of a single family and acquires and invests in both public and private companies. From 1995 to 1998, Mr. Berk was with The Stenbeck Group, acquiring and managing businesses in multiple countries. Prior to that, he was with Goldman, Sachs & Co., where he worked in the principal investment area, as well as the mergers and acquisitions department. Mr. Berk’s qualifications to sit on the Corporation’s Board of Directors include his experience in dealing with public company boards of directors from a public investor perspective and his experience in finance and managing and investing private capital.

Susan M. Collyns (age 55). Ms. Collyns is the President and Chief Financial Officer of Beachbody, LLC, a health, fitness, and nutrition company, a position she has held since August 2014. Previously, Ms. Collyns served as the Chief Financial Officer of Dun and Bradstreet Credibility Corp., a financial data subscription business, from July 2012 to August 2014. From 2001 to 2011, Ms. Collyns served as Chief Financial Officer and Chief Operating Officer of California Pizza Kitchen, Inc. Ms. Collyns has served on the board of directors of Waitr Holdings Inc. since May 2019 and is a member of its compensation committee and the chair of its audit committee. Ms. Collyns previously served on the board of directors and audit committee of Potbelly, Inc. from May 2018 to May 2019. Ms. Collyns also served on the board of directors of Zoe’s Kitchen, Inc. from February 2014 to November 2018, where she served as the chair of the audit committee and was a member of the nominating and governance committee. Ms. Collyns’ qualifications to sit on the Corporation’s Board of Directors include her deep and pertinent restaurant and food service industry insight and her expertise in accounting, finance and operations.

Richard J. Dahl (age 70). Mr. Dahl serves as the Corporation’s independent Chairman of the Board of Directors, a position he has held since September 2017. From March 2017 to September 2017, Mr. Dahl served as the Chairman of the Board of Directors and Interim Chief Executive Officer of the Corporation. He also served briefly as Interim President, Applebee’s Business Unit in March 2017 prior to Mr. Cywinski’s appointment to that role. He has served on the Corporation’s Board of Directors since 2004 and served as the Corporation’s Lead Director from January 2010 to March 2017. Mr. Dahl served on the board of directors of the James Campbell Company LLC, a privately-held, nationally diversified real estate company, from 2010 to May 2019 and previously served as the president and chief executive officer of James Campbell Company LLC from August 2010 to December 2016 and the chairman of the board of directors from 2010 to May 2018. He has been a member of the board of directors of Hawaiian Electric Industries, Inc. since January 2017 and served as a member of the board of

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

directors of its subsidiary, Hawaiian Electric Company, Inc., from January 2017 to May 2019. He has been a member of the boards of directors of IDACORP, Inc. and its principal subsidiary, Idaho Power Company, since 2008 and has been chairman of the boards since May 2019. He served as a member of the board of directors of International Rectifier Corporation from February 2008 to January 2015 and as chairman of the board from May 2008 to January 2015. Mr. Dahl also served on the board of directors and as president and chief operating officer of Dole Food Company, Inc. from 2004 to 2007. Mr. Dahl’s qualifications to sit on the Corporation’s Board of Directors include his experience in senior management of public and private companies, including service as chairman, president, chief executive officer, chief operating officer and chief financial officer, his experience on the boards of directors of public companies, including service as the former chairman of the Audit Committee of the Corporation and on the audit committees of other public companies and his experience as a certified public accountant.

Michael C. Hyter (age 65). Mr. Hyter has served on the Corporation’s Board of Directors since July 2020. Mr. Hyter has served as the President and Chief Executive Officer of the Executive Leadership Council, a member organization for the development of global black leaders, since March 2021. Mr. Hyter was the Chief Diversity Officer at Korn Ferry International, an organizational and people advisory firm, from June 2020 to February 2021, and was Managing Partner of Korn Ferry International from September 2012 to June 2020. Previously, Mr. Hyter served as the President and Managing Partner of Global Novations LLC, a provider of diversity, inclusion, and leadership development solutions, from 2006 to September 2012. From 2001 to 2006, Mr. Hyter served as President and Chief Executive Officer of Novations LLC. Mr. Hyter’s qualifications to sit on the Corporation’s Board of Directors include his prior experience in senior executive positions, his experience in management, and his leadership in diversity and inclusion-driven corporate growth strategies.

Larry A. Kay (age 74). Mr. Kay has served on the Corporation’s Board of Directors since 1987, before the Corporation went public. Mr. Kay served as the Lead Director of the Board of Directors of the Corporation from 2006 to 2009. He served as Chairman of the Board of Directors of the Corporation from 2003 to 2006. From 1978 to 1993, Mr. Kay was employed by the Corporation in a variety of capacities, including general counsel and executive vice president, administration. Mr. Kay served as chief executive officer and managing member of BSG Technologies, LLC, a sound technology licensing company, from 2008 to 2016. Mr. Kay was a private consultant and investor from 1994 to 2008. He served as a director of Design Center Solutions, Inc. dba Bridgeway Media Group and was an honorary member of the board of directors of the New Century Chamber Orchestra. Mr. Kay’s qualifications to sit on the Corporation’s Board of Directors include his prior experience as the Corporation’s Chairman of the Board of Directors and Lead Director, his experience as a consultant and private investor, his prior experience in senior management of the Corporation and his service on the boards of directors of private companies and non-profit organizations.

Caroline W. Nahas (age 73). Ms. Nahas has served on the Corporation’s Board of Directors since 1992. She has served as Senior Advisor of Korn Ferry, an organizational and people advisory firm, since September 2019 and previously served as Vice Chair of Korn Ferry from January 2015 to September 2019. From 1998 to 2015, she held the position of managing director, Southern California, or similar positions, at Korn/Ferry International. She also served as a member of the executive committee of Korn/Ferry International from 1995 until 1998. Ms. Nahas is the former chairman of the board of directors and currently serves on the board of the United Way of Greater Los Angeles. Ms. Nahas currently serves as Chair of the Board of Advisors of the UCLA Anderson School of Management, previously serving as Vice Chair and Executive Committee member of the Board. She previously served as a director of the Los Angeles Chamber of Commerce and Town Hall Los Angeles. Ms. Nahas’ qualifications to sit on the Corporation’s Board of Directors include her experience in a senior executive position with a professional services firm, her expertise in executive recruiting, human resources and compensation matters, and her experience on for-profit and not-for-profit boards of directors.

Douglas M. Pasquale (age 67). Mr. Pasquale has served on the Corporation’s Board of Directors since March 2013. He has served as chief executive officer of Capstone Enterprises Corporation, an investment and consulting firm, since January 2012. From September 2021 through March 2022, Mr. Pasquale served as Interim CEO of Sunstone Hotel Investors, a lodging REIT. Mr. Pasquale will serve as Executive Chairman of Sunstone Hotel Investors through August 2022. Mr. Pasquale served as Nationwide Health Properties’ chairman of the board of directors from 2009 to 2011, president and chief executive officer from 2004 to 2011 and executive vice president and chief operating officer from 2003 to 2004. Mr. Pasquale served as a director of Nationwide Health Properties from 2003 to 2011. He also served on the board of directors of Ventas, Inc. from 2011 to May 2017. Mr. Pasquale has served on the board of directors of Alexander & Baldwin, Inc. since 2005, Terreno Realty Corporation since 2010 and Sunstone Hotel Investors, Inc. since 2011. Mr. Pasquale’s qualifications to sit on the

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Corporation’s Board of Directors include his prior experience in senior executive positions at public and private companies, his experience in management, accounting, finance, mergers, acquisitions and strategic planning, and his service on the boards of directors of public and private companies.

John W. Peyton (age 55). Mr. Peyton has served as the Chief Executive Officer of the Corporation since January 2021. Mr. Peyton served as President and Chief Executive Officer of Realogy Franchise Group, Inc. (“Realogy”), a global franchisor of brands in the real estate industry, from 2016 to December 2020. Prior to Realogy, Mr. Peyton spent 17 years with Starwood Hotels and Resorts Worldwide, holding various positions including Chief Marketing Officer, Senior Vice President of Global Operations and Chief Operations Officer, North America Hotel Division, among others.

Martha C. Poulter (age 54). Ms. Poulter has served on the Corporation’s Board of Directors since September 2021. Ms. Poulter is Senior Vice President and Chief Information Officer for Royal Caribbean Group, a global cruise holding company. In this role, she leads Royal Caribbean Group’s global IT team both on shore and shipboard across multiple brands including Royal Caribbean International, Celebrity Cruises, and Silversea Cruises. Prior to joining Royal Caribbean in 2018, Ms. Poulter was Executive Vice President and Chief Information Officer at Starwood Hotels & Resorts Worldwide, Inc. Before joining Starwood in 2014, Ms. Poulter served as Vice President and Chief Information Officer at GE Capital with global responsibility for IT strategy and operations. Ms. Poulter’s qualifications to sit on the Corporation’s Board of Directors include her many years of information and IT operations leadership experience in various industries, including hospitality and financial services.

Lilian C. Tomovich (age 54). Ms. Tomovich has served on the Corporation’s Board of Directors since January 2017. Ms. Tomovich has served as the Chief Marketing Officer of Barclays US Consumer Bank since September 2021. Ms. Tomovich previously served as the Chief Marketing Officer of Grove Collaborative, a home essentials company, from August 2020 to February 2021. She served as the Chief Experience Officer and Chief Marketing Officer for MGM Resorts International, a global hospitality company, from July 2014 to December 2019. Ms. Tomovich served as the Senior Vice President, US Consumer Marketing for MasterCard Worldwide, a global payments solutions company, from 2013 to 2014 and was the country head of Marketing for Canada from 2010 to 2013. Ms. Tomovich’s qualifications to sit on the Corporation’s Board of Directors include her 25 years of marketing experience across all channels in the hospitality, retail, financial services, and telecom industries.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION

OF ALL OF THE DIRECTOR NOMINEES.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2022 FISCAL YEAR

Ernst & Young LLP served as the Corporation’s independent auditor for the fiscal year ended December 31, 2021 and the Audit Committee has unanimously selected Ernst & Young LLP to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2022.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders do not approve this proposal, the Audit Committee will reconsider the appointment of Ernst & Young LLP as the Corporation’s independent auditor.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2022 FISCAL YEAR.

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PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Board of Directors provides stockholders with the opportunity to cast an advisory vote on the Corporation’s executive compensation. Pursuant to an advisory vote at our 2017 annual meeting, our stockholders elected to hold such advisory votes on an annual basis until the next vote regarding the frequency of future advisory votes which will occur at the annual meeting in 2023.

The core of the Corporation’s executive compensation policies and practices continues to be to pay-for-performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Board of Directors believes the Corporation’s compensation programs and policies are strongly aligned with the long-term interests of the stockholders of the Corporation.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on executive compensation, including the Corporation’s compensation philosophy and objectives and the 2021 compensation of the Corporation’s NEOs.

The Board of Directors recommends that stockholders indicate their support for the compensation of the Corporation’s NEOs and the Corporation’s compensation philosophy as described in this proxy statement by approving the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Corporation’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table, other compensation tables, narrative discussion and related disclosure.”

Although this vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL,

ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FOUR: THE APPROVAL OF AN AMENDMENT TO THE DINE BRANDS GLOBAL, INC. 2019 STOCK INCENTIVE PLAN

Background

As of March 16, 2022, there were 99,298 shares of common stock that remained available for future issuances under the Dine Brands Global, Inc. 2019 Stock Incentive Plan (“2019 Plan”) (assuming outstanding performance stock units are counted at target). Given the limited number of shares that currently remain available under the 2019 Plan, the Board and management believe it is important that the Plan Amendment—described below—be approved in order to maintain the Corporation’s ability to attract and retain key personnel, continue to provide personnel with strong incentives to contribute to the Corporation’s future success, and to further align their interests with stockholder interests. The Board believes that the Corporation has used equity awards in a reasonable manner under the 2019 Plan and its prior equity plans.

Proposed Amendment

On March 16, 2022, the Board approved an amendment to the 2019 Plan, subject to approval by the Corporation’s stockholders, that would increase the total remaining number of shares available for issuance under the 2019 Plan by 2,020,000 (the “Plan Amendment”). After adding the current shares of common stock that remained available for future issuances under the 2019 Plan—99,298 to the additional shares approved by the Plan Amendment—2,020,000, there will be a total of 2,119,298 shares available for future issuance under the 2019 Plan. To enhance the efficiency of 2019 Plan administration, the Plan Amendment also revises the 2019 Plan to allow for the issuance of fractional shares.

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Under the original terms of the 2019 Plan, the maximum number of shares of common stock authorized to be issued was equal to the sum of (i) 2,050,000, (ii) the number of shares of Common Stock available for future grants under the Dine Brands Global, Inc. 2016 Stock Incentive Plan immediately prior to the effective date of the 2019 Plan, and (iii) any shares of Common Stock that are subject to outstanding awards granted under the IHOP Corp. 2001 Stock Incentive Plan, the DineEquity, Inc. 2011 Stock Incentive Plan or the Dine Brands Global, Inc. 2016 Stock Incentive Plan which again become available under the 2019 Plan pursuant to the share recycling provisions set forth in the 2019 Plan, as described below ((ii) and (iii) collectively, the “Prior Plan Shares”). If the Plan Amendment is approved, the maximum number of shares of common stock authorized to be issued under the 2019 Plan will increase by 2,020,000. If the Plan Amendment is not approved by the Corporation’s stockholders, the Corporation will continue to operate the 2019 Plan pursuant to its current provisions. A copy of the 2019 Plan, as amended by the Plan Amendment, is attached as Appendix B to this proxy statement.

The following table sets forth information regarding outstanding options, full value awards and common shares outstanding as of March 16, 2022, for all of the Corporation’s equity award plans. These figures represent an update to those provided in the section of this proxy statement entitled “Equity Compensation Plan Information.”

Outstanding Stock Options (#)	Weighted Average Exercise Price ($)	Weighted Average Remaining Term (years)	Full Value Awards Outstanding (#)

549,064	75.68	6.97	506,312

Importance of the 2019 Plan and the Plan Amendment

The purpose of the 2019 Plan is to align the interests of the Corporation’s stockholders and the recipients of awards under the 2019 Plan by increasing the proprietary interest of such recipients in the Corporation’s growth and success, to advance the interests of the Corporation by attracting and retaining directors, officers and other employees and to motivate such persons to act in the long-term best interests of the Corporation and its stockholders. The Corporation believes that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the Plan Amendment will allow us to continue to grant important incentives. Use of equity incentive awards as a significant element of the Corporation’s compensation program fosters a pay-for-performance culture and motivates employees to create stockholder value. Equity compensation aligns the goals and objectives of the Corporation’s employees with the interests of its stockholders and promotes a focus on long-term value creation because equity compensation awards are subject to vesting and/or performance criteria.

The Corporation is committed to implementing sound equity compensation practices that are aligned with industry standards. The Corporation recognizes that equity compensation awards dilute stockholder equity and, therefore, is committed to carefully managing its equity incentive compensation decisions in the future. With approval of the Plan Amendment, the overall dilution of our equity award program would be approximately 15.9% of our fully diluted shares outstanding.

Key Terms of the 2019 Plan

In evaluating this proposal, stockholders should consider the summary of key terms set forth below, which is qualified in its entirety by reference to the text of the 2019 Plan, as amended by the Plan Amendment, attached hereto as Appendix B.

Administration of the 2019 Plan

The 2019 Plan is administered by the Compensation Committee. It is intended that each member of the Compensation Committee be independent for purposes of securities law and NYSE requirements. The Compensation Committee, subject to the terms of the 2019 Plan, selects eligible persons to receive awards and determines the form, amount and timing of each award and all other terms and conditions of each award. All awards are evidenced by a written agreement containing provisions not inconsistent with the 2019 Plan as the Compensation Committee approves. The Compensation Committee also has authority to establish rules and regulations for administering the 2019 Plan and to decide questions of interpretation or application of any provision of the 2019 Plan. The Compensation Committee may take any action such that (1) any outstanding options and SARs become exercisable in part or in full, (2) all or any portion of a restriction period on any outstanding award lapse, (3) all or a portion of any performance period applicable to any outstanding award lapse and

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(4) any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level. In certain circumstances, the Compensation Committee may delegate some or all of its power and authority to the Board of Directors (or any member(s) of the Board of Directors) or, subject to applicable law, to the Chief Executive Officer or other executive officers of the Corporation as the Compensation Committee deems appropriate.

Eligibility

Participants in the 2019 Plan consist of such officers, other employees, Non-Employee Directors, independent contractors and persons expected to become such individuals as the Compensation Committee in its sole discretion may select from time to time. As of March 16, 2022, approximately 249 employees and ten non-employee directors would be eligible to participate in the 2019 Plan if selected by the Compensation Committee.

Available Shares

As of March 16, 2022, the Corporation had 549,064 NQSOs outstanding (the Corporation has no other stock options outstanding), with a weighted average exercise price of $75.68 and a weighted average remaining term of 6.97 years, and 383,062 RSAs and 123,250 RSUs outstanding that were equity classified under all equity plans. On March 16, 2022 there were 99,298 shares available for grant under the 2019 Plan (the Corporation’s only active stock incentive plan). As of March 16 2022, the closing stock price of a share of the Corporation’s Common Stock was $77.03 per share.

Under the 2019 Plan, the maximum number of shares of Common Stock available for awards is the sum of 2,050,000 plus the Prior Plan Shares, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or an extraordinary cash dividend. To the extent the Corporation grants an option or a Free-Standing SAR under the 2019 Plan, the number of shares of Common Stock that remain available for future grants under the 2019 Plan are reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Corporation grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the 2019 Plan are reduced by an amount equal to 1.96 times the number of shares subject to such Stock Award or Performance Award.

To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the 2019 Plan or a prior plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under the 2019 Plan (and, with respect to awards previously granted under a prior plan, such awards will count towards the number of available shares under the 2019 Plan at the same rate that such awards were counted against the share authorization of such prior plan); provided, however, that shares of Common Stock subject to an award under the 2019 Plan or a prior plan shall not again be available for issuance under the 2019 Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Corporation to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Corporation on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR and (ii) 1.96 shares for each share subject to a Stock Award or a Performance Award granted under the 2019 Plan (or for Stock Awards or Performance Awards granted under a prior plan, at the same share counting rate applicable to such award at the time it was granted).

The aggregate of (i) the grant date fair value of shares of Common Stock granted during any fiscal year of the Corporation to any Non-Employee Director and (ii) the amount of the cash retainers or other compensation paid during such fiscal year to such Non-Employee Director will not exceed $700,000, except that this limit will be multiplied by two in the year in which a Non-Employee Director commences service on the Board of Directors.

No award granted under the 2019 Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant, except that this restriction does not apply to awards granted with respect to the number of shares of Common Stock which, in the aggregate, do not exceed five percent (5%) of the total number of shares initially available for awards under the 2019 Plan. This restriction also does not restrict the right of the Corporation to provide for the acceleration or continued vesting of an award under the terms of the 2019 Plan, including in connection with a holder’s termination of employment or a Change in Control.

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Types of Stock Incentives that May Be Awarded

Stock Options and Stock Appreciation Rights. The 2019 Plan provides for the grant of stock options and SARs. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on its date of grant, and if the holder of an ISO owns greater than 10% of the voting power of all shares of capital stock of the Corporation (a “ten percent holder”), the option exercise price will not be less than the price required by the Internal Revenue Code, currently 110% of fair market value. Subject to the foregoing, the Compensation Committee determines the exercise price of each option granted under the 2019 Plan. Each option will be exercisable for no more than 10 years after its date of grant, unless the participant is a ten percent holder, in which case the option will be exercisable for no more than five years after its date of grant.

SARs may be granted in tandem with a related stock option, or independently as a Free-Standing SAR. The base price of a tandem SAR will be equal to the exercise price of the related stock option. The base price of a Free-Standing SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR. No Free-Standing SAR shall be exercised later than 10 years after its date of grant.

Neither options nor SARs granted under the 2019 Plan may be repriced without stockholder approval. This restriction on repricing includes the reduction of the exercise or base price of the option or SAR, the cancellation of an option or SAR in exchange for an award with a lower exercise or base price or the cancellation of an underwater option or SAR in exchange for a cash payment. This repricing restriction does not prohibit the Board of Directors from adjusting options and SARs in connection with a Change in Control or other event involving a change in the capitalization of the Corporation. In addition, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

Except as otherwise provided in a participant’s option award agreement:

•

If a participant’s employment or service terminates due to death, the participant’s options or SARs will become fully vested and exercisable and may be exercised by the participant’s estate or other legal representative for a period of 12 months from the date of such death or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If a participant’s employment or service terminates due to disability, the participant’s options or SARs will become fully vested and exercisable and may be exercised for a period of 12 months from the date of such termination or until the expiration of the term of the option or SAR, whichever period is shorter, but if the participant dies within such 12-month period and prior to the expiration of the term of the option or SAR, any unexercised option and SAR will be exercisable for a period of 12 months from the time of death or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If an employee’s employment terminates due to retirement, the employee’s options or SARs may be exercised, to the extent then exercisable, for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter. If a non-employee director’s service on the Board of Directors terminates due to retirement, the non-employee director’s options or SARs shall become fully exercisable and thereafter may be exercised for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter.

•

If a participant’s employment or service terminates for any reason other than death, disability or retirement, the participant’s options or SARs may be exercised, to the extent then exercisable, for a period of three months from the date of termination or until the expiration of the term of the option or SAR, whichever period is shorter.

Restricted Stock Awards (RSAs) and Restricted Stock Units (RSUs). The 2019 Plan provides for awards of nontransferable RSAs and RSUs. Generally, RSAs are subject to the requirement that the shares be forfeited or resold to the Corporation if specified vesting conditions are not met. Unless otherwise set forth in an RSA agreement, the holder of an RSA will have rights as a stockholder of the Corporation, including the right to vote and receive dividends with respect to the shares of restricted stock, except that any dividends or distributions with respect to shares of Common Stock that are subject to

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vesting conditions will be deposited with the Corporation and be subject to the same restrictions as the shares of Common Stock with respect to which such dividends or distributions are made.

The 2019 Plan also provides for awards of RSUs (that is, promises to deliver shares of stock in the future, subject to any vesting conditions specified in the 2019 Plan and the award). The award agreement may provide for dividend equivalents to be credited with respect to the RSUs, however, such dividend equivalents will be subject to the same vesting conditions as the underlying RSUs. Prior to settlement of an RSU, the holder of the RSU will have no rights as a stockholder of the Corporation.

All of the terms relating to the satisfaction of performance measures and the termination of the restriction period or performance period relating to an RSA or an RSU, or any forfeiture and cancellation of such award upon a termination of employment or service with the Corporation, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Compensation Committee and set forth in the applicable award agreement. Notwithstanding this and except as otherwise set forth in an award agreement, (i) if an employee’s employment with the Corporation terminates due to disability or death, all RSAs or RSUs held by such employee shall become fully vested and (ii) if a non-employee director’s service on the Board of Directors terminates due to retirement, disability or death, all RSAs and RSUs held by such non-employee director shall become fully vested.

Other Stock Awards. The 2019 Plan permits the Compensation Committee to grant other types of awards that are denominated or payable in shares of Common Stock, including shares granted as a bonus, dividend equivalents, deferred stock units, stock purchase rights and shares issued in lieu of cash compensation. The Compensation Committee will determine the terms and conditions of such awards.

Performance Awards. The 2019 Plan provides for performance awards entitling the recipient to receive cash or Common Stock following the attainment of performance goals determined by the Compensation Committee. Performance conditions may also be attached to other awards under the 2019 Plan. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Corporation with respect to such shares. The award agreement may provide for dividend equivalents to be credited with respect to the performance awards, however, such dividend equivalents will be subject to the same vesting conditions as the underlying performance award. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

In the case of any performance-based award, the Compensation Committee will establish specific performance goals that may be based upon any one or more measures of performance, including without limitation measures relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or to peer companies, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project, geographical or individual basis or in combinations thereof): the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Corporation before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures, or such other goals as the Committee may determine (whether or not listed in the 2019 Plan). The performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude any components of any performance measure, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring, infrequently occurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles.

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Effect of a Change in Control on Stock Incentives

In the event of a Change in Control of the Corporation, the 2019 Plan permits the Board of Directors, as constituted prior to the Change in Control, to (a) provide that (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part and (iv) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target, maximum or any other level and (b) in its sole discretion, either (i) provide for the value of all outstanding awards, to the extent determined by the Compensation Committee or the Board of Directors at or after grant, to be cashed out as of the date the Change in Control occurs or (ii) provide that shares of capital stock of the corporation resulting from or succeeding to the business of the Corporation pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board of Directors.

Awards Subject to Clawback

The awards granted under the 2019 Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date and Amendment

The 2019 Plan became effective as of May 14, 2019, the date on which the 2019 Plan was approved by stockholders, and will terminate as of the first annual meeting of the Corporation’s stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. However, no ISOs may be granted later than 10 years after the date on which the 2019 Plan was adopted by the Board of Directors. The Board of Directors may amend the 2019 Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the NYSE; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

Federal Tax Effects

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code generally limits to $1 million the amount that the Corporation is allowed each year to deduct for the compensation paid to any person who is, or at any time on or after January 1, 2017 was, the Corporation’s chief executive officer, chief financial officer or one of the Corporation’s three most highly compensated executive officers other than the chief executive officer or chief financial officer. All awards granted under the 2019 Plan are subject to this deduction limit.

Stock Options. A participant will not recognize taxable income at the time an option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a NQSO equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Corporation will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (a) the lesser of (1) the amount realized upon that disposition and (2) the fair market value of those shares on the date of exercise over (b) the exercise price, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

SARs. A participant will not recognize taxable income at the time SARs are granted and the Corporation will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and

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subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

RSAs and RSUs. Assuming the vesting conditions applicable to an RSA constitute a substantial risk of forfeiture, a participant will not recognize taxable income at the time an RSA is granted and the Corporation will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time an RSU is granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Corporation. The amount of ordinary income recognized is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards. A participant will not recognize taxable income at the time performance awards are granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting or exercisability of awards in connection with a change in control of the Corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2019 Plan, may be subject to an additional 20% federal tax and may not be deductible to the Corporation.

Awards under the 2019 Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, neither the Corporation nor the Compensation Committee nor any person acting on its or their behalf will be liable to any participant or other holder of an award by reason of any failure of an award to comply with Section 409A or certain other tax rules.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT

TO THE DINE BRANDS GLOBAL, INC 2019 STOCK INCENTIVE PLAN AS DISCLOSED IN THIS

PROXY STATEMENT.

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PROPOSAL FIVE: A STOCKHOLDER PROPOSAL REQUESTING THAT THE CORPORATION PRODUCE A REPORT ON THE FEASIBILITY OF INCREASING TIPPED WORKERS’ WAGES

The Corporation received from The Sisters of Charity, of the Blessed Virgin Mary (“The Sisters of Charity”) the following stockholder proposal (for purposes of this section, the “Wage Proposal”) for action at the Annual Meeting. The Sisters of Charity have indicated that they have held at least $2,000 in market value of the Corporation’s securities entitled to be voted on the Wage Proposal for at least one year, and confirmed The Sisters of Charity’s intention to continue to hold those securities through the date of the Annual Meeting.

The Wage Proposal will be voted on at the Annual Meeting upon proper presentation by The Sisters of Charity. The following text of the Wage Proposal and supporting statement appears exactly as received by the Corporation. All statements contained in the Wage Proposal are the sole responsibility of The Sisters of Charity.

Wage Proposal

RESOLVED: that shareholders of Dine Brands Global (“Dine”) request that the board of directors analyze and publicly report on the feasibility of increasing tipped workers’ starting wage to a full minimum wage, per state and federal levels, with tips on top to address worker retention issues and economic inequities.

WHEREAS: the federal minimum wage of $7.25 an hour and $2.13 an hour for tipped workers is a course of economic instability, sexual harassment, and racial inequity for millions of workers.1 The restaurant industry currently employs approximately 11.5 million workers.2

Substantial media attention has focused on the hiring crisis facing the restaurant industry. In May 2021, a One Fair Wage survey showed that 53 percent of restaurant workers in the United States were considering leaving their jobs due to concerns about low wages and tips.3 75 percent of restaurant operators report that recruiting and retaining employees was their top challenge, the highest level recorded in two decades.4

Paying a full minimum wage has financial benefits for businesses and employees, including higher average profits, organizational growth and reduced turnover, and employment growth and lower poverty rates among workers. Economic analysis shows that one-fair-wage states had stronger restaurant growth from 2011 to 2019 than states with a lower tipped minimum wage.5 On a 2021 earnings call, Denny’s Chief Financial Officer told investors that the California law raising the minimum wage to $15, including for tipped workers, by 2024 has been good for the company’s business.6

In its 2021 proxy statement, Dine notes that “hiring, developing, and retaining team members is critically important to our operations”7 and the company’s ESG strategy includes the goal of empowering team members by “investing in employees” and “attracting and retaining diverse talent.”8 However, Dine’s proxy statement notes that in 2020, the median of the annual total compensation of all employees, other than the Chief Executive Officer, was $13,573.

One in six restaurant workers live below the poverty line and for tipped workers the poverty rate is 5.6 percentage points higher than for tipped workers in one-fair-wage states.9 The 2020 Government Accountability Office report found 72 percent of wage-earning adults participating in Medicaid and the Supplemental Nutrition Assistance Program worked in one of five industries, including food service.10

[1]	https://onefairwage.site/wp-content/uploads/2021/07/OFW_HelpWanted.pdf
[2]	https://www.bls.gov/iag/tgs/iag722.htm
[3]	https://onefairwage.site/wp-content/uploads/2021/05/OFW_WageShortage_F.pdf
[4]	https://restaurant.org/association-releases-mid-year-soi
[5]	https://www.epi.org/publication/why-america-needs-a-15-minimum-wage/
[6]	https://event.on24.com/wcc/r/2948606/1A8C8DE64B7C8C8A017992C52889F36E
[7]	https://investors.dinebrands.com/static-files/c37d8712-e434-4f58-ba39-0b04f7737626
[8]	https://www.dinebrands.com/-/media/dinebrands/files/2020_dine-brands-esg-report_091621.pdf?la=en&hash=34B8959C2D5B0EE079ACBAC9BEEA599D4B0FA17E
[9]	https://www.epi.org/publication/restaurant-workers/
[10]	https://www.gao.gov/assets/gao-21-45.pdf

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

In 2021, in every region of the United States, a single adult without children needs at least $31,200 to achieve a modest but secure standard of living.11 According to 2020 federal poverty threshold calculations, Dine’s median total compensation is below the poverty threshold for all sizes of family units, except for individuals.12

As shareholders, we are concerned that the misalignment between Dine’s stated goals in its annual reporting and the payment of a subminimum wage creates significant reputational and financial risk to our company. Maintaining low wages contributes to ongoing economic inequities and hinders hiring and retention efforts, that in turn negatively impact long-term success and growth.

THE BOARD OF DIRECTORS’ RESPONSE TO THE STOCKHOLDER PROPOSAL

The Board of Directors recommends that you vote AGAINST this proposal.

The Corporation is committed to equality and fairness for its employees. From that commitment comes our dedication to complying with all employment laws and ensuring that we maintain fair employment practices throughout the Corporation. The Corporation complies with wage laws and all workers are paid at least the minimum wage or combined base and tip minimum wage for tipped workers as required by law.

Tipped workers’ wages involve a base wage paid to an employee who receives a substantial portion of their compensation from tips. The U.S. federal government requires a wage of at least $2.13 per hour be paid to employees who receive at least $30 per month in tips. Pursuant to a labor law provision referred to as a “tip credit,” the employee must earn at least the applicable state’s minimum wage when tips and wages are combined. If the combination of tips and wages do not meet at least minimum wage requirements, the restaurant operator is required by law to make up the difference.

Changes to wage laws are best addressed through the legislative process and the tip credit is the subject of various legislative activities in several jurisdictions. Because the Corporation-owned restaurants are located in states that allow the tip credit for tipped workers, we are concerned about the impact of increasing the base wages as this increase may place these restaurants at a competitive disadvantage.

The Corporation owns and operates 69 Applebee’s restaurants in the states of North Carolina and South Carolina, with the remaining restaurants owned by franchisees. We employ approximately 1,100 employees at our Corporation-owned restaurants who receive tipped workers’ wages, as permitted by applicable law. The remaining Applebee’s and IHOP restaurants (98% of the system) are owned and operated by our franchisees. We do not control the employment practices or wages paid by our franchisees to their employees.

We regularly evaluate and adjust our compensation as needed to comply with law and to be competitive in the labor market. Further, we note that tipped workers’ wages allow servers to earn substantially more than minimum wage and enable restaurants to manage costs. When tips are accounted for, the average total earnings for our tipped employees was $13.59 per hour from January 1, 2022 to February 21, 2022. For comparison, this is 87% higher than the applicable minimum wage for these employees, which is $7.25 per hour.

The proponent has asked the Corporation to “publicly report on the feasibility of increasing tipped workers’ starting wage to a full minimum wage.” We already regularly evaluate our compensation practices as described above and we believe that publishing the report requested by proponents is unnecessary and could place the Corporation at a competitive disadvantage by disclosing propriety information involving the details of our operations at the restaurants we own.13

If the tip credit is eliminated, some industry groups believe that more restaurants could move to an hourly wage-only system, terminate tipping, reduce employee hours, operate with fewer employees and raise prices to cover the increased cost of labor. Ultimately, paying tipped workers minimum wage could result in such employees earning less overall as well as higher prices for customers at affected restaurants.

[11]

https://www.epi.org/publication/our-deeply-broken-labor-market-needs-a-higher-minimum-wage-epi-testimony-for-the-senate-budget-committee/; https://livingwage.mit.edu/articles/85-15-an-hour-isn-t-enough-u-s-workers-need-a-living-wage

[12]	https://www.census.gov/data/tables/2021/demo/income-poverty/p60-273.html
[13]

The median of the annual total compensation of all employees included by proponents in their proposal reflects the earnings of our median employee, who was a part-time employee located in Leland, North Carolina.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

For the reasons set forth above, the Board of Directors does not believe that increasing tipped workers’ base wages beyond what is required by law or publishing a report on the feasibility of such practices for our tipped employees is in the best interests of our stockholders.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS

THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

PROPOSAL SIX: A STOCKHOLDER PROPOSAL TO PRODUCE A REPORT RELATING TO THE WAYS IN WHICH THE CORPORATION RECONCILES DISPARITIES BETWEEN ITS PUBLISHED ESG STANDARDS AND THE IMPLEMENTATION OF THOSE STANDARDS, INCLUDING WITH RESPECT TO THE USE OF GESTATION CRATES IN ITS PORK SUPPLY

The Corporation received from The Humane Society of the United States (“HSUS”) the following stockholder proposal (for purposes of this section, the “HSUS Proposal”) for action at the Annual Meeting. HSUS has indicated that it has held at least $2,000 in market value of the Corporation’s securities entitled to be voted on the HSUS Proposal for at least one year, and confirmed HSUS’s intention to continue to hold those securities through the date of the Annual Meeting.

The HSUS Proposal will be voted on at the Annual Meeting upon proper presentation by HSUS. The following text of the HSUS Proposal and supporting statement appears exactly as received by the Corporation. All statements contained in the HSUS Proposal are the sole responsibility of HSUS.

HSUS Proposal

RESOLVED: Shareholders request an analysis of the specific ways in which Dine Brands reconciles disparities—such as those illustrated in this proposal—between its published ESG standards (including its stated values, approaches, and pledges) with the implementation of those standards. The report should include the success rate of suppliers to follow the Company’s ESG standards and specific actions that have been taken to address failures. This should occur within six months of the 2022 annual meeting, at reasonable cost, and omit proprietary information.

Supporting Statement:

Is Dine Brands misleading shareholders about ESG?

Take DIN’s proclamations about animal welfare, for example.

“We are against the cruel treatment of any animal used in the production of food for our restaurants,” DIN has said. “If we find that a supplier is not meeting our standards, we work with that supplier to improve. If there is no improvement, we will find a supplier who does meet our standards.”

One standard, announced in 2013, was DIN’s pledge to eliminate gestation crates from its pork supply chain. These solitary confinement cages restrict pigs so severely, they can’t even turn around.

That announcement claimed “we hold our suppliers to the highest standards” and promised that, “By 2020, Applebee’s and IHOP will only serve pork products that are produced without the use of gestation crates.” Then, in 2014, DIN further promised: “As a next step…we are asking our suppliers for annual progress reports on their efforts to comply with our plan so we may evaluate where each supplier is with regard to reaching our goal.”

Keeping in mind DIN’s prior pledge to drop suppliers who don’t meet its animal welfare standards, shareholders could reasonably expect that DIN would implement its standard of eliminating gestation crates by 2020.

But it didn’t even come close.

In 2021, nearly 80% of the pork in DIN’s supply chain still came from systems which lock pigs inside gestation crates.

And that’s not all.

Instead of eliminating gestation crates, DIN simply eliminated its *policy* to eliminate gestation crates. (DIN no longer makes *any* promise to *ever* rid its supply chain of these cruel cages.)

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And yet, DIN still claims that “we are committed to the Five Freedoms in guiding our overall approach to animal welfare.” But those “freedoms” include giving animals the freedom to express normal behaviors and the freedom from discomfort—neither of which is provided to animals locked in gestation crates.

Thus, for DIN to allow gestation crate confinement in perpetuity while espousing an “approach” that should preclude their use means there’s a significant gap between DIN’s stated “approach” and its actual policy.

So, how does this impact shareholders?

In its 2021 Proxy, DIN assured shareholders that “Animal welfare is an issue of critical importance for us.” But DIN has broken its animal welfare promises. And its current policy doesn’t reflect its stated approach. This should be of concern to any shareholder who values truthful communication—regarding ESG or any other issue—from the companies in which they invest.

THE BOARD OF DIRECTORS’ RESPONSE TO THE STOCKHOLDER PROPOSAL

The Board of Directors recommends that you vote AGAINST this proposal.

The Corporation regularly engages with stockholders, stakeholders, and industry experts on a variety of animal welfare and other ESG topics. We published our first ESG report in September 2021, available on our website at https://www.dinebrands.com/en/esg. Although the proposal refers to the Corporation’s ESG standards generally, the proponent’s supporting statement makes clear that the issue at the center of this proposal is the Corporation’s prior commitment to eliminate the use of gestation crates in its pork supply chain. The history behind this commitment and the reasons we revised our goals with respect to our pork supply chain are summarized below.

In 2013, the Corporation made a commitment to eliminate the use of gestation crates in its pork supply chain by 2020. This was a genuine commitment made in good faith at that time, and we believed that evolving supply chain conditions would support the commitment. Unfortunately, the pork supply industry did not evolve as expected and it became apparent that it was not feasible for us to achieve this goal because of the limited supply of pork available from producers that did not use gestation crates.

Once this became clear, we worked with stakeholders and industry experts to reevaluate our pork supply commitment. We even worked with the proponent, seeking their feedback in advance of making changes in our pork supply commitments. Ultimately, in 2020, the Corporation made a commitment to sourcing pork from U.S. suppliers that use group housing systems for its domestic restaurants across both brands. This updated commitment was made after careful consideration and collaboration with a variety of stakeholders and industry experts. We believe that this commitment is in line with industry trends in the pork supply chain and will lead to an improvement in animal welfare.

Following the announcement of our new pork supply commitment, in 2021 the proponent launched a social media campaign against the Corporation, describing the ways the Corporation had not fulfilled its earlier commitment to eliminate the use of gestation crates in its supply chain.

We understand that the proponent is not satisfied with our new commitment as well as the state of the pork supply industry and continues to advocate for the elimination of gestation crates in the pork supply chain, but industry conditions render us unable to make the pork supply commitments that the proponent seeks. We are dependent on suppliers in the industry and have no direct control over their practices. We do not produce any pork ourselves. Further, we and our franchisees represent a relatively small proportion of the pork demand—approximately 0.2% of the U.S. domestic pork market between June 2020 and June 2021. We therefore have very limited ability to dictate terms to our suppliers.

Although the Corporation’s original commitment to eliminate gestation crates in its supply chain proved infeasible, we have continued in our commitment to enhancing animal welfare. In addition to our commitment to sourcing pork from suppliers that use group housing, we are working on:

•	Consistently monitoring and assessing areas for continuous improvement in animal health and welfare through all aspects of our supply chain;

•	Creating and executing objective measurement systems that are third-party verified;

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•	Collaborating with stakeholders both inside and outside the industry; and

•	Supporting animal health and well-being practices that reduce, and, where possible, eliminate the need for antibiotic therapies in food animals.

We also formed an Animal Health and Welfare Advisory Council in 2021 to include experts in the areas of livestock animal behavior, animal genetics, veterinary medicine, and farm animal production. More information on our animal health and welfare efforts are available on our website at https://www.dinebrands.com/en/esg/animal-health-and-welfare.

In our 2020 ESG report, published in September 2021, we disclosed that we are working on sourcing pork from U.S. suppliers using group housing systems. We expect to continue reporting on our pork supply chain commitment, other animal welfare initiatives, and ESG matters generally in future ESG reports, which we believe is the appropriate report to address these topics.

In summary, the Board and management will continue to evaluate the pork supply chain and the Corporation’s pork supply commitments. However, we are not able to make further commitments in the absence of industry data that supports the feasibility of such commitments. We also do not believe that stockholders will gain any value from the report requested by the proponent, and that the use of our resources in producing such a report is not in the best interest of stockholders, particularly when the Corporation has been transparent previously and in this statement regarding the reasons why it was unable to fulfill its original commitment to eliminate the use of gestation crates in its pork supply chain.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS

THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

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2022 PROXY STATEMENT
PROPOSALS OF STOCKHOLDERS

PROPOSALS OF STOCKHOLDERS

The Board of Directors will make provision for presentation of proposals of stockholders at the 2023 annual meeting of stockholders provided such proposals are submitted by eligible stockholders who have complied with the Bylaws of the Corporation and/or the relevant regulations of the SEC. In order for any such proposals to be considered for inclusion in the proxy materials for the 2023 annual meeting of stockholders, the proposal should be mailed to Dine Brands Global, Inc., Attn: Office of the Secretary, 450 North Brand Boulevard, Glendale, California 91203, and must be received no later than November 30, 2022.

Stockholders who intend to present a proposal at the 2023 annual meeting of stockholders without inclusion of such proposal in the Corporation’s proxy materials or to nominate a director to stand for election at the 2023 annual meeting of stockholders are required to provide notice of such proposal or nomination to the Corporation no earlier than February 11, 2023 and no later than March 13, 2023 and must otherwise comply with the requirements set forth in our Bylaws. In addition to satisfying these, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2023.

The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

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HOUSEHOLDING OF PROXY MATERIALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits us to deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs. We will promptly deliver a separate copy of the notice, proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate notice, proxy statement or annual report can notify us at Dine Brands Global, Inc., Investor Relations, 450 North Brand Boulevard, 7th Floor, Glendale, CA 91203, telephone: (866) 995-DINE. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

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OTHER BUSINESS

OTHER BUSINESS

As of the date of this proxy statement, the management of the Corporation is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

Christine K. Son

Senior Vice President, Legal, General Counsel and Secretary

March 30, 2022

Glendale, California

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2022 PROXY STATEMENT
APPENDIX A

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

This proxy statement includes references to the Corporation’s non-GAAP financial measure “adjusted EBITDA.” Management may use non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Additionally, adjusted EBITDA is the metric used in determining payouts under the Corporation’s annual cash incentive plan. Management believes that non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Corporation’s performance compared to prior periods and the marketplace. Adjusted EBITDA is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.

Reconciliation of the Corporation’s net income (loss) to “adjusted EBITDA.” The Corporation defines adjusted EBITDA as net income or loss, adjusted for the effect of closure and impairment charges, interest charges, income tax provision or benefit, depreciation and amortization, non-cash stock-based compensation, gain or loss on disposition of assets, other non-income based taxes and other items deemed not reflective of current operations. Management may use certain non-GAAP measures along with the corresponding U.S. GAAP measures to evaluate the performance of the Corporation and to make certain business decisions.

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2021	2020	2021	2020

Net income (loss), as reported	$19,788	$(1,561)	$97,864	$(103,994)

Closure and impairment charges	385	8,099	5,409	132,620

Interest charges on finance leases	1,246	1,644	5,397	6,618

All other interest charges	16,379	18,700	66,488	70,261

Income tax provision (benefit)	8,691	1,551	24,059	(4,568)

Depreciation and amortization	9,882	10,769	39,851	42,800

Non-cash stock-based compensation	3,006	3,315	11,580	12,508

Loss (gain) on disposition of assets	609	(561)	2,045	2,069

Other	113	41	567	412

Adjusted EBITDA	$60,099	$41,997	$253,260	$158,726

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2022 PROXY STATEMENT
APPENDIX B

Appendix B

DINE BRANDS GLOBAL, INC.

2019 STOCK INCENTIVE PLAN

I. INTRODUCTION

1.1    Purposes. The purposes of the Dine Brands Global, Inc. 2019 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. The Plan is amended and restated, as set forth herein, effective as of March 16, 2022, subject to the approval of the stockholders of the Company.

1.2    Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto. Shares of Common Stock issued under the Plan may include whole and fractional shares.

“Company” shall mean Dine Brands Global, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Disability” shall mean that a participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under a long-term disability plan maintained by the Company or one of its Subsidiaries.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall be determined by the Committee based on the trading price of a share of Common Stock as reported on the New York Stock Exchange pursuant to any method consistent with the Code, or applicable Treasury Regulations, as the Committee shall in its discretion select and apply at the time of grant, the time of exercise, or other determination event; provided, however, that if the Common Stock is not listed on the New York Stock Exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and, to the extent applicable, in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

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2022 PROXY STATEMENT
APPENDIX B

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include one or more corporate-wide or subsidiary, division, line of business, project, geographic or individual measures, including without limitation, any of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures, any combination of the foregoing, or such other goals as the Committee may determine (whether or not listed herein). Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude any components of any performance measure, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring, infrequently occurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures, the performance results or other terms and conditions of an outstanding award. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Option” shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the IHOP Corp. 2001 Stock Incentive Plan, as amended and restated, the DineEquity, Inc. 2011 Stock Incentive Plan, the Dine Brands Global, Inc. 2016 Stock Incentive Plan, and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

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2022 PROXY STATEMENT
APPENDIX B

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“Retirement” shall mean (i) in the case of an employee, a termination of employment with the Company (A) with combined age and years of service with the Company equal to or greater than 70 or (B) that is otherwise characterized as a Retirement with the written consent of the Committee in its sole discretion, and (ii) in the case of a Non-Employee Director, the Non-Employee Director’s departure or termination from the Board for any reason other than cause, as determined by the Committee, provided that such Non-Employee Director has served at least five (5) years as a member of the Board. The decision of the Committee shall be final and conclusive.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award or an Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3    Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the dollar value subject to a Performance Award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee

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deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4    Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, independent contractors, and persons expected to become officers, other employees, Non-Employee Directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine in its sole discretion the extent to which a participant shall be considered employed during an approved leave of absence.

1.5    Shares Available.

(a)    Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, the number of shares of Common Stock initially available for all awards under this Plan (including awards granted prior to the effective date of the amendment and restatement of the Plan) shall be equal to the sum of (i) 4,070,000, (ii) the number of shares of Common Stock available for future grants under the Dine Brands Global, Inc. 2016 Stock Incentive Plan immediately prior to the effective date of this Plan and (iii) any shares of Common Stock subject to an award granted under a Prior Plan that again become available under the Plan pursuant to Section 1.5(b) below. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to 1.96 times the number of shares subject to such Stock Award or Performance Award.

(b)    To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the Plan or a Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR described herein, (ii) 1.96 shares for each share subject to a Stock Award or a Performance Award described herein if such award was granted on or after the effective date of the amendment and restatement of the Plan, (iii) 4.14 shares for each share subject to a Stock Award or a Performance Award described herein if such award was granted prior to the effective date of the amendment and restatement of the Plan or (iv) if the award was granted under a Prior Plan, at the rate used under such Prior Plan. At the time this Plan becomes effective, none of the shares of Common Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans or this Plan.

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(c)    Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

The aggregate of (i) the grant date fair value of shares of Common Stock granted during any fiscal year of the Company to any Non-Employee Director and (ii) the amount of the cash retainers or other compensation paid during such fiscal year to such Non-Employee Director shall not exceed $700,000; provided, however, that the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board.

1.6    Minimum Vesting Requirements. No award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restriction shall not apply to awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for awards under this Plan. This Section 1.6 shall not restrict the right of the Committee to provide for the acceleration or continued vesting or exercisability of an award upon or after a Change in Control or termination of employment or otherwise pursuant to Section 1.3 of the Plan.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1    Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)    Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Nonqualified Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)    Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.

(c)    Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value,

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determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2    Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)    Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b)    Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.3    Termination of Employment or Service. Except as set forth in the applicable award Agreement, each option and SAR shall be exercisable following a participant’s termination of employment or service with the Company in accordance with this Section 2.3:

(a)    Termination by Death. If a participant’s employment with or service to the Company terminates by reason of his or her death, the options or SARs held by such participant shall become fully vested and exercisable and thereafter may be exercised by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of such option or SAR, whichever period is shorter.

(b)    Termination by Reason of Disability. If a participant’s employment or service is terminated by the Company by reason of Disability, any option or SAR held by such participant shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such option or SAR, whichever period is shorter, provided, however, that, if the participant dies within such twelve-month period (or such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of such option or SAR, any unexercised option and SAR held by such participant shall thereafter be exercisable for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the time of death or until the expiration of the stated term of such option or SAR, whichever period is shorter. In the event of a termination of employment or service by reason of

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Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such option will thereafter be treated as a Nonqualified Stock Option.

(c)    Termination by Reason of Retirement. If an employee’s employment with the Company terminates by reason of Retirement, any option or SAR held by such retired employee thereafter may be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Committee shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter. If a Non-Employee Director’s service on the Board terminates by reason of Retirement, any option or SAR held by such retired Non-Employee Director shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter.

(d)    Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Committee, if a participant’s employment or service with the Company terminates for any reason other than death, Disability or Retirement, any option or SAR held by such participant thereafter may be exercised, to the extent it was exercisable at the time of such termination (or on an such accelerated basis as the Committee shall determine at or after the time of grant) until the earlier to occur of (A) three months from the date of such termination or (B) the expiration of such option’s or SAR’s stated term.

2.4    No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5    No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1    Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2    Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock

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Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)    Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any dividend or distribution with respect to shares of Common Stock that are subject to vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such dividend or distribution was made.

3.3    Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)    Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same restrictions as the Restricted Stock Units to which such dividend equivalents relate. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4    Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

3.5    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award shall be determined

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by the Committee and set forth in the applicable award Agreement. Notwithstanding the foregoing, except as provided in the applicable award Agreement, (i) if an employee’s employment with the Company terminates due to Disability or death, all Stock Awards held by such employee shall become fully vested and (ii) if a Non-Employee Director’s service on the Board terminates due to Retirement, Disability or death, all Stock Awards held by such Non-Employee Director shall become fully vested.

IV. PERFORMANCE AWARDS

4.1    Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2    Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)    Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)    Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify (i) whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to shares of Common Stock subject to a Performance Award that is subject to vesting conditions shall be subject to the same restrictions as the shares of Common Stock to which such dividend equivalents relate. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of Retirement, Disability, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1    Effective Date and Term of Plan. This Plan was adopted by the Board on March 11, 2019 and approved by the stockholders of the Company and effective at the Company’s 2019 annual meeting of stockholders on May 14, 2019 (the “Effective Date”). The amendment and restatement of the Plan, as set forth herein, was adopted by the Board on March 16, 2022 and shall be submitted to the stockholders of the Company at the Company’s 2022 annual meeting. If the amendment and restatement of the Plan is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, such amendment and restatement shall become effective as of the date on which it is approved by stockholders. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that the

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amendment and restatement of this Plan is not approved by the stockholders of the Company, the Plan shall remain in effect and continue to be subject to the terms and conditions as in effect prior to such amendment and restatement.

5.2    Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the New York Stock Exchange, or any other stock exchange on which shares of Common Stock are traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3    Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, the recipient of such award and, upon such execution and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4    Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a qualified domestic relations order. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience.

5.6    Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7    Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares

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2022 PROXY STATEMENT
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of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the exercise price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8    Change in Control.

(a)    In the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)

require that (i) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered, whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award, the value of the Performance Award then subject to the portion of such award surrendered; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

(b)    For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:

(1)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the effective date of this Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company’s then outstanding securities;

(2)

during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a

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2022 PROXY STATEMENT
APPENDIX B

director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this Section 5.8(b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2⁄3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(3)

the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities;

(4)	the stockholders of the Company approve a plan of complete liquidation of the Company; or

(5)	the sale or disposition by the Company of all or substantially all of the Company’s assets;

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3), (4) or (5) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9    Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10    No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.11    Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12    Designation of Beneficiary. A holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13    Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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2022 PROXY STATEMENT
APPENDIX B

5.14    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

B-13

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 P.M., Eastern time, on May 11, 2022. Online Go to www.envisionreports.com/DIN or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DIN 000004 ENDORSEMENTLINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4, and AGAINST Proposals 5 and 6. 1. To elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified: 01—Howard M. Berk 04—Michael C. Hyter 07—Douglas M. Pasquale 10—Lilian C. Tomovich For Against Abstain 02—Susan M. Collyns 05—Larry A. Kay 08—John W. Peyton For Against Abstain For Against Abstain 03—Richard J. Dahl 06—Caroline W. Nahas 09—Martha C. Poulter 2. Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2022. 4. Approval of an amendment to the Dine Brands Global, Inc. 2019 Stock Incentive Plan to increase the reservation of common stock for issuance thereunder. 6. Stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply. For Against Abstain For Against Abstain 3. Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers. 5. Stockholder proposal requesting that the Corporation produce a report on the feasibility of increasing tipped workers’ wages. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 5 3 6 8 2 0 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03M32B

2022 Annual Meeting Admission Ticket 2022 Annual Meeting of Dine Brands Global Inc. Stockholders May 12, 2022, 8:00 a.m., ET Essex House 160 Central Park S. New York, NY 10019 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/DIN Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DIN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Dine Brands Global, Inc. + Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2022 John W. Peyton and Christine K. Son, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 12, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4, and AGAINST items 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.

DINE BRANDS Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4, and AGAINST Proposals 5 and 6. 1. To elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified: + For Against Abstain For Against Abstain For Against Abstain 01—Howard M. Berk 02—Susan M. Collyns 03—Richard J. Dahl 04—Michael C. Hyter 05—Larry A. Kay 06—Caroline W. Nahas 07—Douglas M. Pasquale 08—John W. Peyton 09—Martha C. Poulter 10—Lilian C. Tomovich For Against Abstain For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the 3. Approval, on an advisory basis, of the compensation of the Corporation’s independent auditor for the fiscal year ending Corporation’s named executive officers. December 31, 2022. 4. Approval of an amendment to the Dine Brands Global, Inc. 2019 5. Stockholder proposal requesting that the Corporation produce Stock Incentive Plan to increase the reservation of common a report on the feasibility of increasing tipped workers’ wages. stock for issuance thereunder. 6. Stockholder proposal requesting that the Corporation produce a report relating to the ways in which the Corporation reconciles disparities between its published ESG standards and the implementation of those standards, including with respect to the use of gestation crates in its pork supply. 1 U P X 5 3 6 8 2 0 + 03M33B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/DIN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Dine Brands Global, Inc. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2022 John W. Peyton and Christine K. Son, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 12, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4, and AGAINST items 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.